As filed with the Securities and Exchange Commission on April 25, 2008

                                             SECURITIES ACT FILE NO. 333-123257
                                      INVESTMENT COMPANY ACT FILE NO. 811-10325

================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM N-1A

                             ----------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.                       [ ]
                         Post Effective Amendment No. 24                     [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                Amendment No. 28                             [X]

                             ----------------------
                            MARKET VECTORS ETF TRUST
             (Exact Name of Registrant as Specified in its Charter)

                             ----------------------
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                    (Address of Principal Executive Offices)
                                 (212) 687-5200
                          Registrant's Telephone Number
                             JOSEPH J. MCBRIEN, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                         VAN ECK ASSOCIATES CORPORATION
                            99 PARK AVENUE, 8TH FLOOR
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                             ----------------------
                                    Copy to:
                             STUART M. STRAUSS, ESQ.
                             CLIFFORD CHANCE US LLP
                               31 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                             ----------------------
 Approximate Date of Proposed Public Offering: AS SOON AS PRACTICABLE AFTER THE
                 EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                             ----------------------
  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

|_|   Immediately upon filing pursuant to paragraph (b)
|X|   On May 1, 2008 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   On [date] pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   On [date] pursuant to paragraph (a)(2) of rule 485

================================================================================

[MARKET VECTORS LOGO]


Agribusiness ETF



Coal ETF



Environmental Services ETF



Gaming ETF



Global Alternative Energy ETF



Gold Miners ETF



Nuclear Energy ETF



Russia ETF



Steel ETF



                                                             P R O S P E C T U S
                                                                 MAY 1, 2008

[VAN ECK GLOBAL LOGO]

                            MARKET VECTORS ETF TRUST

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of each Fund's shares, and, if given or made, the information or representations must not be relied upon as having been authorized by a Fund. Neither the delivery of this Prospectus nor any sale of shares of the Funds shall under any circumstance imply that the information contained herein is correct as of any date other than the date of this Prospectus unless otherwise specified.

         Dealers effecting transactions in each Fund's shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver the Prospectus when acting as underwriters.

         This Prospectus offers shares of the Market Vectors ETF Trust (the "Trust"). The Trust currently has twenty-one investment portfolios. This Prospectus relates to shares of nine portfolios, Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF.

         The information contained herein regarding the DAXglobal(R) Agribusiness Index, Stowe Coal Index(SM), Amex Environmental Services Index, S-Network Global Gaming Index(SM), Ardour Global Index(SM) (Extra Liquid), Amex Gold Miners Index, DAXglobal(R) Nuclear Energy Index, DAXglobal(R) Russia+ Index and Amex Steel Index (each, an "Index") was provided by each respective Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

         This Prospectus, dated May 1, 2008, explains concisely the information you ought to know before investing in a Fund. We suggest that you keep it for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE


OVERVIEW OF THE TRUST.........................................................1
MARKET VECTORS--AGRIBUSINESS ETF..............................................2
     Principal Investment Objective and Strategies............................2
     Principal Risks of Investing in the Fund.................................3
     Performance..............................................................4
     Fees and Expenses of the Fund............................................5
     Expense Example..........................................................5
     Creation Transaction Fees and Redemption Transaction Fees................5
MARKET VECTORS--COAL ETF......................................................7
     Principal Investment Objective and Strategies............................7
     Principal Risks of Investing in the Fund.................................8
     Performance..............................................................9
     Fees and Expenses of the Fund............................................9
     Expense Example.........................................................10
     Creation Transaction Fees and Redemption Transaction Fees...............10
MARKET VECTORS--ENVIRONMENTAL SERVICES ETF...................................11
     Principal Investment Objective and Strategies...........................11
     Principal Risks of Investing in the Fund................................12
     Performance.............................................................13
     Fees and Expenses of the Fund...........................................14
     Expense Example.........................................................15
     Creation Transaction Fees and Redemption Transaction Fees...............15
MARKET VECTORS--GAMING ETF...................................................16
     Principal Investment Objective and Strategies...........................16
     Principal Risks of Investing in the Fund................................17
     Performance.............................................................18
     Fees and Expenses of the Fund...........................................18
     Expense Example.........................................................19
     Creation Transaction Fees and Redemption Transaction Fees...............19
MARKET VECTORS--GLOBAL ALTERNATIVE ENERGY ETF................................21
     Principal Investment Objective and Strategies...........................21
     Principal Risks of Investing in the Fund................................22
     Performance.............................................................24
     Fees and Expenses of the Fund...........................................24
     Expense Example.........................................................24
     Creation Transaction Fees and Redemption Transaction Fees...............25
MARKET VECTORS--GOLD MINERS ETF..............................................26
     Principal Investment Objective and Strategies...........................26

     Principal Risks of Investing in the Fund................................27
     Performance.............................................................28
     Fees and Expenses of the Fund...........................................29
     Expense Example.........................................................30
     Creation Transaction Fees and Redemption Transaction Fees...............30
MARKET VECTORS--NUCLEAR ENERGY ETF...........................................31
     Principal Investment Objective and Strategies...........................31
     Principal Risks of Investing in the Fund................................32
     Performance.............................................................34
     Fees and Expenses of the Fund...........................................34
     Expense Example.........................................................34
     Creation Transaction Fees and Redemption Transaction Fees...............35
MARKET VECTORS--RUSSIA ETF...................................................36
     Principal Investment Objective and Strategies...........................36
     Principal Risks Of Investing in the Fund................................37
     Performance.............................................................38
     Fees and Expenses of the Fund...........................................39
     Expense Example.........................................................39
     Creation Transaction Fees and Redemption Transaction Fees...............39
MARKET VECTORS--STEEL ETF....................................................41
     Principal Investment Objective and Strategies...........................41
     Principal Risks of Investing in the Fund................................42
     Performance.............................................................43
     Fees and Expenses of the Fund...........................................44
     Expense Example.........................................................44
     Creation Transaction Fees and Redemption Transaction Fees...............45
     DAXGLOBAL(R) AGRIBUSINESS INDEX.........................................46
     STOWE COAL INDEX(SM)....................................................47
     AMEX ENVIRONMENTAL SERVICES INDEX.......................................48
     S-NETWORK GLOBAL GAMING INDEX(SM).......................................49
     ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID)..................................50
     AMEX GOLD MINERS INDEX..................................................52
     DAXGLOBAL(R) NUCLEAR ENERGY INDEX.......................................53
     DAXGLOBAL(R) RUSSIA+ INDEX..............................................54
     AMEX STEEL INDEX........................................................55
PORTFOLIO HOLDINGS...........................................................56
ADDITIONAL INVESTMENT STRATEGIES.............................................56
MANAGEMENT...................................................................57
PORTFOLIO MANAGERS...........................................................58
SHAREHOLDER INFORMATION......................................................59
     Determination of NAV....................................................59

     Buying and Selling Exchange-Traded Shares...............................59
     Creation and Redemption of Creation Units...............................60
     Distributions...........................................................63
     Tax Matters.............................................................63
LICENSE AGREEMENTS...........................................................66
INDICATIVE VALUE CALCULATION.................................................71
FINANCIAL HIGHLIGHTS.........................................................72
     Market Vectors--Agribusiness ETF........................................73
     Market Vectors--Environmental Services ETF..............................74
     Market Vectors--Global Alternative Energy ETF...........................75
     Market Vectors--Gold Miners ETF.........................................76
     Market Vectors--Nuclear Energy ETF......................................77
     Market Vectors--Russia ETF..............................................78
     Market Vectors--Steel ETF...............................................79
MARKET DISCOUNT INFORMATION..................................................80
     Market Vectors--Agribusiness ETF........................................80
     Market Vectors--Environmental Services ETF..............................81
     Market Vectors--Global Alternative Energy ETF...........................81
     Market Vectors--Gold Miners ETF.........................................81
     Market Vectors--Nuclear Energy ETF......................................82
     Market Vectors--Russia ETF..............................................82
     Market Vectors--Steel ETF...............................................83
TOTAL RETURN INFORMATION.....................................................84
GENERAL INFORMATION..........................................................86
     Additional Information..................................................86

                              OVERVIEW OF THE TRUST


         Market Vectors ETF Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of twenty-one investment portfolios. This Prospectus relates to the following nine portfolios of the
Trust:  Market  Vectors--Agribusiness  ETF,  Market  Vectors--Coal  ETF,  Market
Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF (each a "Fund" and, together, the "Funds"). Van Eck Associates Corporation (the "Adviser") is the investment adviser to each Fund.

         The shares of the Market Vectors--Agribusiness ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Steel ETF are listed on the American Stock Exchange (Amex) and the shares of the Market Vectors--Coal ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Russia ETF are listed on the NYSE Arca, Inc. (the "NYSE Arca"), and trade in the secondary market at prices that may differ to some degree from the net asset value ("NAV") of the shares. The Amex, together with the NYSE Arca, are herein referred to as the "Exchanges." Unlike conventional mutual funds, the Trust issues and redeems shares of each Fund (the "Shares") on a continuous basis at NAV only in large specified blocks each called a Creation Unit. Creation Units are issued and redeemed principally in-kind for securities generally included in each Fund's respective Index. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Trust.


         The Funds may be suitable for long term investment in the market or market segment represented by each Fund's respective Index. Shares of the Funds may also be used as an asset allocation or speculative trading vehicle. Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intraday basis and to be created and redeemed in-kind in Creation Units at each day's market close. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund's portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally is not expected to lead to a tax event for shareholders.

                        MARKET VECTORS--AGRIBUSINESS ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal(R) Agribusiness Index ("Agribusiness Index"). For a further description of the Agribusiness Index, see "DAXglobal(R) Agribusiness Index."


         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in agriproduct operations, livestock operations, agriculture chemicals, providing or transporting agricultural equipment, and providing or transporting ethanol/biodiesel, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Agribusiness Index by investing in a portfolio of securities that generally replicate the Agribusiness Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Agribusiness Index in proportion to their weightings in the Agribusiness Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Agribusiness Index. There also may be instances in which the Adviser may choose to overweight another security in the Agribusiness Index, purchase securities not in the Agribusiness Index which the Adviser believes are appropriate to substitute for certain securities in the Agribusiness Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Agribusiness Index. The Fund may sell securities that are represented in the Agribusiness Index in anticipation of their removal from the Agribusiness Index or purchase securities not represented in the Agribusiness Index in anticipation of their addition to the Agribusiness Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Agribusiness Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Agribusiness Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Agribusiness Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Agribusiness Index is comprised of companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months. The total market capitalization of the Agribusiness Index as of December 31, 2007 was in excess of $421 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Agribusiness Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN AGRICULTURE INVESTMENTS. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries could adversely affect the Fund's portfolio companies and, thus, the Fund's financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, the Fund's portfolio companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund's portfolio companies.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the depositary receipts ("DRs") that it holds, as the issuers may be under no legal obligation to distribute them.


         Because the Fund invests in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Agribusiness Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Agribusiness Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Agribusiness Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Agribusiness Index is based on the securities' closing price on local foreign markets (I.E., the value of the Agribusiness Index is not based on fair value prices), the Fund's ability to track the Agribusiness Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Agribusiness Index.


         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Agribusiness Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Agribusiness Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Agribusiness Index. As of December 31, 2007, the Agribusiness Index included 37 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the agribusiness industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


PERFORMANCE

         The Fund commenced operations on August 31, 2007 and therefore does not have a performance history for a full calendar year. Visit WWW.VANECK.COM/ETF for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.15%
Total Annual Fund Operating Expenses(d) (e).............        0.65%



---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Agribusiness Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Agribusiness Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                          YEAR               EXPENSES
                        --------           ------------
                           1                   $66
                           3                   $208


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

         The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,200 if the Creation Unit is redeemed after one year and $41,600 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                            MARKET VECTORS--COAL ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Stowe Coal Index(SM) ("Coal Index"). For a further description of the Coal Index, see "Stowe Coal Index(SM)."


         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities of U.S. and foreign companies principally engaged in the coal industry. Companies principally engaged in the coal industry include those engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal, and which derive more than 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicate the Coal Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Coal Index in proportion to their weightings in the Coal Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Coal Index. There also may be instances in which the Adviser may choose to overweight another security in the Coal Index, purchase securities not in the Coal Index which the Adviser believes are appropriate to substitute for certain securities in the Coal Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Coal Index. The Fund may sell securities that are represented in the Coal Index in anticipation of their removal from the Coal Index or purchase securities not represented in the Coal Index in anticipation of their addition to the Coal Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Coal Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Coal Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Coal Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Coal Index comprises companies with market capitalizations greater than $200 million. Stocks whose market capitalization falls below $100 million as of any rebalancing date will be deleted from the Coal Index. Stocks must have a three-month average daily turnover of greater than $1 million. The total market capitalization of the Coal Index as of December 31, 2007 was in excess of $150 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Coal Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN THE COAL INDUSTRY. The profitability of companies in the coal industry is related to worldwide energy prices, exploration and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Coal exploration and mining can be significantly affected by natural disasters. Coal companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Coal companies may be at risk for environmental damage claims.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the DRs that it holds, as the issuers may be under no legal obligation to distribute them.


         Because the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Coal Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See

"Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Coal Index is based on the securities' closing price on local foreign markets (I.E., the value of the Coal Index is not based on fair value prices), the Fund's ability to track the Coal Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Coal Index.

         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Coal Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Coal Index. As of December 31, 2007, the Coal Index included 60 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the coal industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


PERFORMANCE

         The Fund  commenced  operations on January 11, 2008 and therefore  does
not   have  a   performance   history   for  a   full   calendar   year.   Visit
WWW.VANECK.COM/ETF for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.59%
Total Gross Annual Fund Operating Expenses(d)...........        1.09%
Fee Waivers and Expenses Assumption(e)..................        0.44%
Total Net Annual Fund Operating Expenses(e).............        0.65%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Coal Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Coal Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD
BE:

                  YEAR               EXPENSES
                  ----               --------
                   1                   $66
                   3                   $303

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

         The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operation expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,200 if the Creation Unit is redeemed after one year and $60,600 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                   MARKET VECTORS--ENVIRONMENTAL SERVICES ETF


PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Amex Environmental Services Index ("Environmental Services Index"). For a further description of the Environmental Services Index, see "Amex Environmental Services Index."


         PRINCIPAL INVESTMENT POLICY. The Fund normally invests at least 80% of its total assets in common stocks and American Depositary Receipts ("ADRs") of companies involved in the environmental services industry. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Environmental Services Index by investing in a portfolio of securities that generally replicate the Environmental Services Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Environmental Services Index in proportion to their weightings in the Environmental Services Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Environmental Services Index. There also may be instances in which the Adviser may choose to overweight another security in the Environmental Services Index, purchase securities not in the Environmental Services Index which the Adviser believes are appropriate to substitute for certain securities in the Environmental Services Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Environmental Services Index. The Fund may sell securities that are represented in the Environmental Services Index in anticipation of their removal from the Environmental Services Index or purchase securities not represented in the Environmental Services Index in anticipation of their addition to the Environmental Services Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Environmental Services Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund normally invests at least 95% of its total assets in stocks and ADRs that comprise the Environmental Services Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Although the Environmental Services Index is generally not expected to be subject to frequent or large changes, giving the Fund's portfolio many of the characteristics of a long-term investment, periodic changes in the Environmental Services Index may occur as a result of capital changes, E.G., mergers, spin-offs or a change in the business or character of a component company within the Environmental Services Index. Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Environmental Services Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Environmental Services Index is only comprised of companies with market capitalizations greater than $100 million, a three-month trading price greater than $3.00 and a daily average traded volume of at least $1 million over the past three months. The total market capitalization of the Environmental Services Index as of December 31, 2007 was in excess of $98 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Environmental Services Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions-Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN THE ENVIRONMENTAL SERVICES INDUSTRY. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to environmental services and consumer and industrial waste management, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Environmental Services Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Environmental Services Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Environmental Services Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Environmental Services Index.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to environmental services and consumer and industrial waste management, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are subject to liability for environmental damage claims.

         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Environmental Services Index, the

Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Environmental Services Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Environmental Services Index. As of December 31, 2007, the Environmental Services Index included 24 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investments are concentrated in the environmental services industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


         FOREIGN INVESTMENTS. The Fund may invest in ADRs. These investments may involve additional risks and considerations. These risks include, for example, those related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. As of December 31, 2007, of the 24 securities that comprise the Environmental Services Index, one was an ADR, which had a market capitalization of approximately $40 billion, representing approximately 21% of the entire market value of the Environmental Services Index.

PERFORMANCE

         The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.


MARKET VECTORS--ENVIRONMENTAL SERVICES ETF
Annual Total Returns (%)
As of December 31,


                                     17.94
                                     -----
                                      2007


         During the period covered, the Fund's highest quarterly return was 17.64% for the quarter ended 12/31/07. The lowest quarterly return was -1.78% for the quarter ended 9/30/07.

* THE BAR CHART ABOVE INCLUDES ONLY THE COMPLETE CALENDAR YEAR FOLLOWING INCEPTION. THE BEST AND WORST QUARTERS ABOVE INCLUDE NUMBERS FROM COMPLETE CALENDAR YEARS ONLY.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007


                                                                PAST ONE YEAR          SINCE INCEPTION*
                                                                -------------          ----------------
Market Vectors-Environmental Services ETF
   (return before taxes)............................                 17.64%                  24.97%

Market Vectors-Environmental Services ETF
   (return after taxes on distributions)............                 17.22%                  24.58%

Market Vectors-Environmental Services ETF
   (return after taxes on distributions and sale of
   Fund Shares).....................................                 11.47%                  21.08%


Amex Environmental Services Index (reflects no
   deduction for fees, expenses or taxes)...........                 17.87%                  25.33%

S&P 500(R) Index (reflects no deduction for fees,
   expenses or taxes)...............................                  5.49%                   9.88%


* THE FUND COMMENCED OPERATIONS ON OCTOBER 10, 2006.


The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The Index performance results are hypothetical. The Standard & Poor's 500(R) Index (S&P 500(R) Index) consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.


         Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, absent which, performance would have been lower.

         AFTER-TAX RETURNS IN THE TABLE ABOVE ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.36%
Total Gross Annual Fund Operating Expenses(d)...........        0.86%
Fee Waivers and Expenses Assumption(e)..................        0.31%
Total Net Annual Fund Operating Expenses(e).............        0.55%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year at least until May 1, 2009.

(e) The other expenses excluded from the 0.55% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.



EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Environmental Services Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Environmental Services Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                 YEAR               EXPENSES
                 ----               --------
                  1                   $56
                  3                   $243
                  5                   $446
                  10                 $1032

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

         The Fund issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,200, $48,600, $89,200 and $206,400 if the Creation Unit is redeemed after one, three, five and ten years, respectively. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                           MARKET VECTORS--GAMING ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Global Gaming Index(SM) ("Gaming Index"). For a further description of the Gaming Index, see "S-Network Global Gaming Index(SM)."


         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in the global gaming industry. Companies primarily engaged in the global gaming industry include those engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies, and which derive at least 50% of their total revenues from such activities (including resort facilities related to casino operations). Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Gaming Index by investing in a portfolio of securities that generally replicate the Gaming Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Gaming Index in proportion to their weightings in the Gaming Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Gaming Index. There also may be instances in which the Adviser may choose to overweight another security in the Gaming Index, purchase securities not in the Gaming Index which the Adviser believes are appropriate to substitute for certain securities in the Gaming Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Gaming Index. The Fund may sell securities that are represented in the Gaming Index in anticipation of their removal from the Gaming Index or purchase securities not represented in the Gaming Index in anticipation of their addition to the Gaming Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Gaming Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Gaming Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Gaming Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Gaming Index comprises companies with market capitalizations greater than $200 million. Stocks whose market capitalization falls below $100 million as of any rebalancing date will be deleted from the Gaming Index. Stocks must have a three-month average daily turnover of greater than $1 million. The total market capitalization of the Gaming Index as of December 31, 2007 was in excess of $230 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Gaming Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN THE GAMING INDUSTRY. Companies in the gaming industry are highly regulated, and state and Federal legislative changes (as well as the laws of other countries) can significantly impact the profitability of companies in the industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming companies owned by the Fund may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes. Furthermore, certain jurisdictions may impose additional restrictions on securities issued by gaming companies organized or operated in such jurisdictions that may be held by the Fund. In the event these restrictions limit the amount of securities issued by such gaming companies, this may increase the Fund's index tracking risk. See "--Index Tracking Risk" below.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the DRs that it holds, as the issuers may be under no legal obligation to distribute them.


         Because the Fund invests in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

         INDEX TRACKING RISK. The Fund's return may not match the return of the Gaming Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gaming Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Gaming Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Gaming Index is based on the securities' closing price on local foreign markets (I.E., the value of the Gaming Index is not based on fair value prices), the Fund's ability to track the Gaming Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Gaming Index.

         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Gaming Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Gaming Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Gaming Index. As of December 31, 2007, the Gaming Index included 69 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the gaming industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


PERFORMANCE

         The Fund  commenced  operations on January 22, 2008 and therefore  does
not   have  a   performance   history   for  a   full   calendar   year.   Visit
WWW.VANECK.COM/ETF for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.48%
Total Gross Annual Fund Operating Expenses(d)...........        0.98%
Fee Waivers and Expenses Assumption(e)..................        0.33%
Total Net Annual Fund Operating Expenses(e).............        0.65%



---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fun's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Gaming Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Gaming Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD
BE:

                  YEAR               EXPENSES
                  ----               --------
                   1                   $66
                   3                   $279

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

         The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,200 if the Creation Unit is redeemed after one year and $55,800 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                  MARKET VECTORS--GLOBAL ALTERNATIVE ENERGY ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global Index(SM) (Extra Liquid) ("Ardour Global Index(SM)"). For a further description of the Ardour Global Index(SM), see "Ardour Global Index(SM) (Extra Liquid)."


         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Alternative energy refers to the generation of power through environmentally friendly, non-traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio-mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index(SM) by investing in a portfolio of securities that generally replicate the Ardour Global Index(SM).

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Ardour Global Index(SM) in proportion to their weightings in the Ardour Global Index(SM). However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Ardour Global Index(SM). There also may be instances in which the Adviser may choose to overweight another security in the Ardour Global Index(SM), purchase securities not in the Ardour Global Index(SM) which the Adviser believes are appropriate to substitute for certain securities in the Ardour Global Index(SM) or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global
Index(SM).  The Fund may sell  securities  that are  represented  in the  Ardour
Global Index(SM) in anticipation of their removal from the Ardour Global Index(SM) or purchase securities not represented in the Ardour Global Index(SM) in anticipation of their addition to the Ardour Global Index(SM). The Adviser expects that, over time, the correlation between the Fund's performance and that of the Ardour Global Index(SM) before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Ardour Global Index(SM). A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Ardour Global Index(SM) changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Ardour Global Index (Extra Liquid) comprises 30 stocks in the Ardour Global Index (Composite) with the highest average daily trading volume and market capitalization. The total market capitalization of the Ardour Global Index as of December 31, 2007 was in excess of $146 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Ardour Global Index(SM).

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions-Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN ALTERNATIVE ENERGY INVESTMENTS. Alternative energy refers to the generation of power through environmentally friendly, non-traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio-mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

         The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, technological developments and general economic conditions, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. In addition, changes in U.S., European and other governments' policies towards alternative energy technology also may have an adverse effect on the Fund's performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the DRs that it holds, as the issuers may be under no legal obligation to distribute them.

         Because the Fund invests in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Ardour Global Index(SM) for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Ardour Global Index(SM) and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Ardour Global Index(SM). The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index(SM) is based on the securities' closing price on local foreign markets (i.e., the value of the Ardour Global Index(SM) is not based on fair value prices), the Fund's ability to track the Ardour Global Index(SM) may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Ardour Global Index(SM).


         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Ardour Global Index(SM), the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Ardour Global Index(SM).

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Ardour Global Index(SM). As of December 31, 2007, the Ardour Global Index(SM) included 30 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the alternative industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

PERFORMANCE

         The Fund commenced operations on May 3, 2007 and therefore does not have a performance history for a full calendar year. Visit WWW.VANECK.COM/ETF for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.23%
Total Gross Annual Fund Operating Expenses(d)...........        0.73%
Fee Waivers and Expenses Assumption(e)..................        0.08%
Total Net Annual Fund Operating Expenses(e).............        0.65%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Ardour Global Index(SM). Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Ardour Global Index(SM)), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:


                    YEAR               EXPENSES
                    ----               --------
                     1                   $66
                     3                   $225

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,200 if the Creation Unit is redeemed after one year and $45,000 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                         MARKET VECTORS--GOLD MINERS ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Amex Gold Miners Index ("Gold Miners Index"). For a further description of the Gold Miner's Index, see "Amex Gold Miners Index."


         PRINCIPAL INVESTMENT POLICY. The Fund normally invests at least 80% of its total assets in common stocks and ADRs of companies involved in the gold mining industry. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Gold Miners Index by investing in a portfolio of securities that generally replicate the Gold Miners Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Gold Miners Index in proportion to their weightings in the Gold Miners Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Gold Miners Index. There also may be instances in which the Adviser may choose to overweight another security in the Gold Miners Index, purchase securities not in the Gold Miners Index which the Adviser believes are appropriate to substitute for certain securities in the Gold Miners Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Gold Miners Index. The Fund may sell securities that are represented in the Gold Miners Index in anticipation of their removal from the Gold Miners Index or purchase securities not represented in the Gold Miners Index in anticipation of their addition to the Gold Miners Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Gold Miners Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund normally invests at least 95% of its total assets in securities that comprise the Gold Miners Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Although the Gold Miners Index is generally not expected to be subject to frequent or large changes, giving the Fund's portfolio many of the characteristics of a long-term investment, periodic changes in the Gold Miners Index may occur as a result of capital changes, E.G., mergers, spin-offs or a change in the business or character of a component company within the Gold Miners Index. Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Gold Miners Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Gold Miners Index is comprised of companies with market capitalizations greater than $100 million that have a daily average traded volume of at least 50,000 shares over the past six months. The total market capitalization of the Gold Miners Index as of December 31, 2007 was in excess of $169 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Gold Miners Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN THE GOLD MINING INDUSTRY. Because the Fund primarily invests in stocks and ADRs of companies that are involved in the gold mining industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the gold mining industry. Also, gold mining companies are highly dependent on the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and other precious metals may be adversely affected, which could in turn affect the Fund's returns.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Gold Miners Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Gold Miners Index.


         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Gold Miners Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Gold Miners Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Gold Miners Index. As of December 31, 2007, the Gold Miners Index included 34 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investments are concentrated in the gold mining industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies, often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


         FOREIGN INVESTMENTS. The Fund may invest in ADRs. These investments may involve additional risks and considerations. These risks include, for example, those related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. As of December 31, 2007, of the 40 securities that comprise the Gold Miners Index, five were ADRs, which had a combined market capitalization of approximately $35 billion, representing approximately 21% of the entire market value of the Gold Miners Index.

         RELATIONSHIP TO GOLD BULLION. The Gold Miners Index measures the performance of gold shares and not gold bullion. Gold securities may under- or over-perform gold bullion over the short-term or the long-term.

PERFORMANCE

         The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.


MARKET VECTORS--GOLD MINERS ETF
Annual Total Returns (%)
As of December 31,


                                     16.97
                                     -----
                                      2007


         During the period covered, the Fund's highest quarterly return was 19.01% for the quarter ended 6/30/07. The lowest quarterly return was -3.86% for the quarter ended 3/31/07.


* THE BAR CHART ABOVE INCLUDES ONLY THE COMPLETE CALENDAR YEAR FOLLOWING INCEPTION. THE BEST AND WORST QUARTERS ABOVE INCLUDE NUMBERS FROM COMPLETE CALENDAR YEARS ONLY.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007


                                                                 PAST ONE YEAR         SINCE INCEPTION*
                                                                 -------------         ----------------
Market Vectors-Gold Miners ETF (return before taxes)                  16.97%                  10.53%

Market Vectors-Gold Miners ETF (return after taxes on
   distributions)...................................                  16.30%                  10.12%

Market Vectors-Gold Miners ETF (return after taxes on
   distributions and sale of Fund Shares)...........                  11.03%                   8.76%


Amex Gold Miners Index (reflects no deduction for
   fees, expenses or taxes).........................                  17.58%                  11.14%

S&P 500(R) Index (reflects no deduction for fees,
   expenses or taxes)...............................                   5.49%                   9.06%

* THE FUND COMMENCED OPERATIONS ON MAY 16, 2006.


The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The Index performance results are hypothetical. The S&P 500(R) Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.


         Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, absent which, performance would have been lower.

         AFTER-TAX RETURNS IN THE TABLE ABOVE ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fees.........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.09%
Total Gross Annual Fund Operating Expenses(d)...........        0.59%
Fee Waivers and Expenses Assumption(e)..................        0.04%
Total Net Annual Fund Operating Expenses(e).............        0.55%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.


(c) Other operating expenses are calculated as a percentage of the Fund's net assets.



(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.55% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.



EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Gold Miners Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Gold Miners Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                 Year               Expenses
                 ----               --------
                  1                   $56
                  3                   $185
                  5                   $325
                  10                  $734

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

         The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,200, $37,000, $65,000 and $146,800 if the Creation Unit is redeemed after one, three, five and ten years, respectively. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                       MARKET VECTORS--NUCLEAR ENERGY ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal(R) Nuclear Energy Index ("Nuclear Energy Index"). For a further description of the Nuclear Energy Index, see "DAXglobal(R) Nuclear Energy Index."


         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in equity securities of U.S. and foreign companies primarily engaged in various aspects of the nuclear energy business. Companies primarily engaged in the nuclear energy business include those engaged in uranium mining, uranium enrichment, uranium storage, providing equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation, and which derive at least 50% of their total revenues from such activities. Such companies may include small- and medium-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicate the Nuclear Energy Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Nuclear Energy Index in proportion to their weightings in the Nuclear Energy Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Nuclear Energy Index. There also may be instances in which the Adviser may choose to overweight another security in the Nuclear Energy Index, purchase securities not in the Nuclear Energy Index which the Adviser believes are appropriate to substitute for certain securities in the Nuclear Energy Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Nuclear Energy Index. The Fund may sell securities that are represented in the Nuclear Energy Index in anticipation of their removal from the Nuclear Energy Index or purchase securities not represented in the Nuclear Energy Index in anticipation of their addition to the Nuclear Energy Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Nuclear Energy Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Nuclear Energy Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for may other investment companies. Sales as a result of Nuclear Energy Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Nuclear Energy Index is comprised of companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months. The total market capitalization of the Nuclear Energy Index as of December 31, 2007 was in excess of $152 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Nuclear Energy Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN NUCLEAR ENERGY COMPANIES. The Fund's portfolio companies may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund's portfolio companies and thus the Fund's financial situation.

         Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations (terrorist threats in particular). These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund's portfolio companies. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund's control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production.


         RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the DRs that it holds, as the issuers may be under no legal obligation to distribute them.


         Because the Fund invests in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Nuclear Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Nuclear Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Nuclear Energy Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the foreign securities it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Nuclear Energy Index is based on the securities' closing price (I.E., the value of the Nuclear Energy Index is not based on fair value prices), the Fund's ability to track the Nuclear Energy Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Nuclear Energy Index.


         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Nuclear Energy Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Nuclear Energy Index . As of December 31, 2007, the Nuclear Energy Index included 35 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the nuclear energy industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

PERFORMANCE

         The Fund commenced operations on August 13, 2007 and therefore does not have a performance history for a full calendar year. Visit WWW.VANECK.COM/ETF for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)

SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information--Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fee..........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.21%
Total Gross Annual Fund Operating Expenses(d)...........        0.71%
Fee Waivers and Expenses Assumption(e)..................        0.06%
Total Net Annual Fund Operating Expenses(e).............        0.65%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year at least until May 1, 2009.


(e) The other expenses excluded from the 0.65% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Nuclear Energy Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Nuclear Energy Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                 Year               Expenses
                 ----               --------
                  1                   $66
                  3                   $221


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $13,200 if the Creation Unit is redeemed after one year and $44,200 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                           MARKET VECTORS--RUSSIA ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the DAXglobal(R) Russia+ Index ("Russia+ Index"). For a further description of the Russia+ Index, see "DAXglobal(R) Russia+ Index."

         PRINCIPAL INVESTMENT POLICY. The Fund will normally invest at least 80% of its total assets in stocks and DRs of publicly traded companies that are domiciled in Russia. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed. For the purposes of this policy, "publicly traded companies that are domiciled in Russia" means (i) companies organized in, or for which the principal trading market is in, Russia, (ii) companies, alone or on a consolidated basis, that have 50% or more of their assets invested in Russia or (iii) companies that alone or on a consolidated basis derive 50% or more of their revenues primarily from either goods produced, sales made or services performed in Russia.


         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of Russia+ Index by investing in a portfolio of securities that generally replicate the Russia+ Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Russia+ Index in proportion to their weightings in the Russia+ Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Russia+ Index. There also may be instances in which the Adviser believes are appropriate to substitute for certain securities in the Russia+ Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Russia+ Index. The Fund may sell securities that are represented in the Russia+ Index in anticipation of their removal from the Russia+ Index or purchase securities not represented in the Russia+ Index in anticipation of their addition to the Russia+ Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Russia+ Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund will normally invest at least 95% of its total assets in securities that comprise the Russia+ Index. A lesser percentage may also be invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Russia+ Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability or shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Russia+ Index is comprised of companies with market capitalization greater than $150 million that have a daily average traded volume of at least $1 million over the past six months. The total market capitalization of the Russia+ Index as of December 31, 2007 was in excess of $1.123 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Russia+ Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND


         RISKS OF INVESTING IN RUSSIAN COMPANIES. Investing in securities of publicly traded companies that are domiciled in Russia involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Risks include the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund's investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; less developed and reliable custody and settlement mechanisms which could result in settlement delays and other difficulties; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can be also be no assurance that the Fund's investments in these companies would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in courts of Russia.


         Investors should note that the conditions in emerging markets, including Russia, are subject to rapid change. Financial turmoil in one emerging market country tends to adversely affect prices in equity markets of many emerging market countries or the equity prices of companies that do business in such countries as investors move their money to more stabile, developed markets. As has happened in the past, financial problems, or an increase in the perceived risks associated with investing in emerging economies, could dampen foreign investment in these markets and adversely affect their economies. In addition, during such times, companies that operate in emerging markets can face severe liquidity constraints as foreign funding sources are withdrawn.

         Russia may also be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

         Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect, financial condition, results of operations or prospects.

         The value of Russian currency may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to Russian currency may result in reduced returns to the Fund. The Fund does not expect to hedge its currency risk.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Russia+ Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Russia+ Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Russia+ Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The Fund is expected to fair value the securities of publicly traded companies that are domiciled in Russia that it holds. See "Shareholder Information--Determination of NAV." To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia+ Index is based on the securities' closing price (I.E., the value of the Russia+ Index is not based on fair value prices), the Fund's ability to track the Russia+ Index may be adversely affected. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Russia+ Index.


         REPLICATION MANAGEMENT RISK. Unlike may investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Russia+ Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in the Russia+ Index.


         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Russia+ Index. As of December 31, 2007, the Russia+ Index included 39 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in companies that are domiciled in Russia, it will be more susceptible to any single economic, political or
regulatory   occurrence  than  an  investment   company  that  is  more  broadly
diversified.


PERFORMANCE

         The Fund commenced operations on April 24, 2007 and therefore does not have a performance history for a full calendar year. Visit www.vaneck.com/etf for current performance figures.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)


  SHAREHOLDER EXPENSES
  (fees paid directly from your investment, but see "Shareholder
  Information--Creation and Redemption of Creation Units" for a
  discussion of Creation and Redemption Transaction Fees)...........    None
  Standard Creation / Redemption Transaction Fee..........              $1,000
  Maximum Creation / Redemption Transaction Fee(b)........              $4,000

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee....................................................    0.50%
  Other Operating Expenses(c).......................................    0.20%
  Total Gross Annual Fund Operating Expenses(d).....................    0.70%
  Fee Waivers and Expenses Assumption(e)............................    0.01%
  Total Net Annual Fund Operating Expenses(e).......................    0.69%



---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.69% of average daily net assets per year at least until May 1, 2009.

(e) The other expenses excluded from the 0.69% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.



EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Russia+ Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Russia+ Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD
BE:


                 YEAR               EXPENSES
                 ----               --------
                  1                   $70
                  3                   $223


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


         The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $14,000 if the Creation Unit is redeemed after one year and $44,000 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                            MARKET VECTORS--STEEL ETF

PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES


         INVESTMENT OBJECTIVE. The Fund's investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Amex Steel Index ("Steel Index"). For a further description of the Steel Index, see "Amex Steel Index."


         PRINCIPAL INVESTMENT POLICY. The Fund normally invests at least 80% of its total assets in common stocks and ADRs of companies involved in the steel industry. This 80% investment policy is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

         INDEXING INVESTMENT APPROACH. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a "passive" or indexing investment approach, attempts to approximate the investment performance of the Steel Index by investing in a portfolio of securities that generally replicate the Steel Index.

         The Adviser anticipates that, generally, the Fund will hold all of the securities which comprise the Steel Index in proportion to their weightings in the Steel Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in these weightings. In these circumstances, the Fund may purchase a sample of securities in the Steel Index. There also may be instances in which the Adviser may choose to overweight another security in the Steel Index, purchase securities not in the Steel Index which the Adviser believes are appropriate to substitute for certain securities in the Steel Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Steel Index. The Fund may sell securities that are represented in the Steel Index in anticipation of their removal from the Steel Index or purchase securities not represented in the Steel Index in anticipation of their addition to the Steel Index. The Adviser expects that, over time, the correlation between the Fund's performance and that of the Steel Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

         The Fund normally invests at least 95% of its total assets in securities that comprise the Steel Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code and other regulatory requirements.

         Although the Steel Index is generally not expected to be subject to frequent or large changes, giving the Fund's portfolio many of the characteristics of a long-term investment, periodic changes in the Steel Index may occur as a result of capital changes, E.G., mergers, spin-offs or a change in the business or character of a component company within the Steel Index. Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Steel Index changes could result in the realization of short- or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See "Shareholder Information--Tax Matters."

         MARKET CAPITALIZATION. The Steel Index is only comprised of companies with market capitalization greater than $100 million that have a daily average traded volume of at least $1 million over the past three months. The total market capitalization of the Steel Index as of December 31, 2007 was in excess of $621 billion.

         BORROWING MONEY. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets, but only for temporary or emergency purposes. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark, the Steel Index.

         FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES. The Fund's investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in the SAI under the heading "Investment Policies and Restrictions--Investment Restrictions." However, shareholders would be notified prior to any material change in these policies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

         RISKS OF INVESTING IN THE STEEL INDUSTRY. Because the Fund primarily invests in stocks and ADRs of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel industry. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims.

         MARKET RISK. The prices of the securities in the Fund are subject to the risks associated with investing in the stock market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.


         INDEX TRACKING RISK. The Fund's return may not match the return of the Steel Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Steel Index and incurs costs asssociated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Steel Index. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Steel Index.


         REPLICATION MANAGEMENT RISK. Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Steel Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Fund's Shares will decline, more or less, in correspondence with any decline in value of the Steel Index.

         NON-DIVERSIFIED RISK. The Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. The Fund is classified as a "non-diversified" investment company under the 1940 Act. As a result, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the Steel Index. As of December 31, 2007, the Steel Index included 30 securities. As a result, the gains and losses on a single security may have a greater impact on the Fund's NAV and may make the Fund more volatile than diversified funds. Because the Fund's investment are concentrated in the steel industry, it will be more susceptible to any single economic, political or regulatory occurrence than an investment company that is more broadly diversified.


         INVESTING IN SMALL- OR MEDIUM-CAPITALIZATION COMPANIES. The Fund will invest in small- or medium-capitalization companies. Therefore, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.


         FOREIGN INVESTMENTS. The Fund may invest in ADRs. These investments may involve additional risks and considerations. These risks include, for example, those related to adverse political and economic developments unique to a country or region, currency fluctuations or controls and the possibility of expropriation, nationalization or confiscatory taxation. As of December 31, 2007, of the 30 securities that comprise the Steel Index, 9 were ADRs which had a combined market capitalization of approximately $535 billion, representing approximately 69% of the entire market value of the Steel Index.

         RELATIONSHIP TO STEEL PRICES.  The Steel Index measures the performance
of  steel  shares  and  not  steel  prices.   Steel  securities  may  under-  or
over-perform steel prices over the short-term or the long-term.

PERFORMANCE

         The bar chart that follows shows how the Fund performed for the last calendar year. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.


MARKET VECTORS-STEEL ETF
Annual Total Returns (%)
As of December 31,


                                     84.36
                                     -----
                                      2007


During the period covered, the Fund's highest quarterly return was 84.36% for the quarter ended 12/31/07. The lowest quarterly return was 7.00% for the quarter ended 9/30/07.


* THE BAR CHART ABOVE INCLUDES ONLY THE COMPLETE CALENDAR YEAR FOLLOWING INCEPTION. THE BEST AND WORST QUARTERS ABOVE INCLUDE NUMBERS FROM COMPLETE CALENDAR YEARS ONLY.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2007


                                                             PAST ONE YEAR      SINCE INCEPTION*
                                                             -------------      ----------------
Market Vectors-Steel ETF (return before taxes)......              84.36%               84.30%

Market Vectors-Steel ETF (return after taxes on
   distributions)...................................              84.01%               84.07%

Market Vectors-Steel ETF (return after taxes on
   distributions and sale of Fund Shares)...........              54.85%               72.23%


Amex Steel Index (reflects no deduction for fees,
   expenses or taxes)...............................              84.84%               85.20%

S&P 500(R) Index (reflects no deduction for fees,
   expenses or taxes)...............................               5.49%                9.88%

* THE FUND COMMENCED OPERATIONS ON OCTOBER 10, 2006.


The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The Index performance results are hypothetical. The S&P 500(R) Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.


         Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, absent which, performance would have been lower.

         AFTER-TAX RETURNS IN THE TABLE ABOVE ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)(b)


SHAREHOLDER EXPENSES
(fees paid directly from your investment, but see
"Shareholder Information-Creation and Redemption of
Creation Units" for a discussion of Creation and
Redemption Transaction Fees)............................        None
Standard Creation / Redemption Transaction Fee..........       $1,000
Maximum Creation / Redemption Transaction Fee(b)........       $4,000

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fee..........................................        0.50%
Other Operating Expenses(c).............................        0.12%
Total Gross Annual Fund Operating Expenses(d)...........        0.62%
Fee Waivers and Expenses Assumption(e)..................        0.07%
Total Net Annual Fund Operating Expenses(e).............        0.55%


---------------------------------------
(a) When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b) If a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c) Other operating expenses are calculated as a percentage of the Fund's net assets.


(d) The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of average daily net assets per year at least until May 1, 2009.

(e) The other expenses excluded from the 0.55% expense cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.



EXPENSE EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

         The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Steel Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Steel Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund's operating expenses remain the same. INVESTORS SHOULD NOTE THAT THE PRESENTATION BELOW OF A $10,000 INVESTMENT IS FOR ILLUSTRATION PURPOSES ONLY AS SHARES WILL BE ISSUED BY THE FUND ONLY IN CREATION UNITS. FURTHER, THE RETURN OF 5% AND ESTIMATED EXPENSES ARE FOR ILLUSTRATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED INDICATORS OF EXPECTED FUND EXPENSES OR PERFORMANCE, WHICH MAY BE GREATER OR LESS THAN THE ESTIMATES. BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD
BE:


                 YEAR               EXPENSES
                 ----               --------
                  1                   $56
                  3                   $191
                  5                   $339
                  10                  $768


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES


         The Fund issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $1,000 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,000 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $11,200, $38,200, $67,800 and $153,600 if the Creation Unit is redeemed after one, three, five and ten years, respectively. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See "Shareholder Information--Creation and Redemption of Creation Units."

                         DAXGLOBAL(R) AGRIBUSINESS INDEX

         The DAXglobal(R) Agribusiness Index ("Agribusiness Index") is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies involved in the agriculture business that are traded on leading global exchanges. The Agribusiness Index contains five major sub sectors: agriproduct operations, livestock operations, agricultural chemicals, agricultural equipment and ethanol/biodiesel. The Agribusiness Index is comprised of common stocks and DRs that are listed for trading on major stock exchanges around the world. The Agribusiness Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Agribusiness Index is calculated and maintained by Deutsche Borse AG. The value of the Agribusiness Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbol DXAG. Only companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months are eligible for inclusion in the Agribusiness Index.


         The Agribusiness Index is calculated using a modified market capitalization weighting methodology. The Agribusiness Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Agribusiness
Index:

         (1) the weight of any single component security may not account for more than 8% of the total value of the Agribusiness Index;

         (2) the aggregate weight of those component securities which individually represent more than 5% of the total value of the Agribusiness Index may not account for more than 40% of the total Agribusiness Index value; and

         (3) no other component securities will individually represent more than 4.5% of the total value of the Agribusiness Index.


         The universe of potential securities eligible for inclusion in the Agribusiness Index is reviewed at least annually (generally, the third Friday of September) so that the Agribusiness Index components continue to represent the universe of all relevant sub-sectors. Deutsche Borse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Borse AG's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Agribusiness Index. Changes to the component share weights of the Agribusiness Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

                              STOWE COAL INDEX(SM)

         The Stowe Coal Index(SM) ("Coal Index") is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry. The Coal Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the mining of coal and/or related activities, including coal transportation, the manufacture of coal mining equipment and the production of clean coal. The Coal Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the coal industry. The Coal Index was determined to yield a benchmark value of approximately 2000 at its inception date, which was the close of trading on December 31, 2004.

         Constituent stocks must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Coal Index. Stocks whose market capitalization falls below $100 million as of any rebalancing date shall be deleted from the Coal Index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the Coal Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (E.G., National Stock Market stocks must be "reported securities" under 11Aa3-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Similar criteria and standards apply to stocks with foreign listings).

         The Coal Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbol COAL. Index values are disseminated every 15 seconds.


         The Coal Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Coal Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Coal Index eligibility criteria. Companies with recent stock exchange listings, I.E., recent initial public offerings, may be added to the Coal Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Coal Index components are adjusted on each rebalancing date.

         Rebalancing data, including constituent weights and related information, is posted on the Coal Index's web site (WWW.STOWECOALINDEX.COM) prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Coal Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Coal Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

                        AMEX ENVIRONMENTAL SERVICES INDEX

         The Amex Environmental Services Index ("Environmental Services Index") is a modified equal dollar weighted index comprised of publicly traded companies that engage in business activities that may benefit from the global increase in demand for consumer waste disposal, removal and storage of industrial by-products, and the management of associated resources. The Environmental Services Index includes common stocks and ADRs of selected companies that are involved in management, removal and storage of consumer waste and industrial by-products and related environmental services, including waste collection, transfer and disposal services, recycling services, soil remediation, wastewater management and environmental consulting services, and that are listed for trading on the New York Stock Exchange ("NYSE"), Amex or quoted on the NASDAQ Global Market ("NASDAQ"). Only companies with a market capitalization greater than $100 million and a three-month trading price greater than $3.00 that have a daily average traded volume of at least $1 million over the past three months are eligible for inclusion in the Environmental Services Index.

         The Environmental Services Index is weighted based on the market capitalization of each of the component securities, which are applied in conjunction with the scheduled quarterly adjustments to the Environmental Services Index:


         (1)      the top four components, ranked by market capitalization,  are
                  equally   weighted  to  collectively   represent  40%  of  the
                  Environmental Services Index by weight;

         (2) the bottom five components, ranked by market capitalization, are equally weighted to collectively represent 10% of the Environmental Services Index by weight; and

         (3) the remaining components are equally weighted to collectively to represent 50% of the Environmental Services Index.


         The Environmental Services Index is reviewed quarterly so that the Environmental Services Index components continue to represent the universe of companies involved in the environmental services industry. The Amex may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one more securities contained in the group with one or more substitute securities of its choice, if in the Amex's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Environmental Services Index. Changes to the Environmental Services Index compositions and/or the component share weights in the Environmental Services Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly Index rebalance.

                        S-NETWORK GLOBAL GAMING INDEX(SM)

         The S-Network Global Gaming Index(SM) ("Gaming Index") is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the global gaming industry. The Gaming Index is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in casino operations, race track operations, sports and horse race betting operations, online gaming operations and/or the provision of related equipment and technologies. The Gaming Index strives to include all companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the gaming industry, including resort facilities related to casino operations.

         Constituent stocks for the Gaming Index must have a market capitalization of greater than $200 million on a rebalancing date to be added to the Gaming Index. Stocks whose market capitalization falls below $100 million as of any rebalancing date will be deleted from the Gaming Index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the Gaming Index. Only shares that trade on a recognized domestic or international stock exchange may qualify (E.G., National Stock Market stocks must be "reported securities" under 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

         The Gaming Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of Stowe. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbol WAGR. Index values are disseminated every 15 seconds.


         The Gaming Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Gaming Index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the Gaming Index eligibility criteria. Companies with recent stock exchange listings, I.E., recent initial public offerings, may be added to the Gaming Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Gaming Index components are adjusted on each rebalancing date.

         Rebalancing data, including constituent weights and related information, is posted on the Gaming Index's web site (WWW.SNETGAMINGINDEX.COM) prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Gaming Index is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Gaming Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

                     ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID)

         The Ardour Global Index(SM) (Extra Liquid) ("Ardour Global Index(SM)") is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry. The Ardour Global Index(SM) (Composite) (the "AGI Composite Index") is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power (the "AGI Industry"). The AGI Composite Index strives to be inclusive of all companies worldwide that are principally engaged in alternative energy. The Ardour Global Index(SM) was determined to yield a benchmark value of approximately 2000 at its inception date, which was the close of trading on December 31, 1999. The Ardour Global Index(SM) represents the 30 stocks in the AGI Composite Index with the highest average daily trading volume and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the Ardour Global Index(SM). Stocks whose market capitalization falls below $50 million as of any rebalancing reconstitution date shall be deleted from the Ardour Global Index(SM). Stocks must have a three-month average daily trading price greater than $1.00 per share to be included in the AGI Composite Index.

         The Ardour Global Index(SM) and AGI Composite Index are each calculated and maintained by Dow Jones Indexes on behalf of Ardour. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbol AGIXL. Index values are disseminated every 15 seconds. The Ardour Global Index(SM) includes stocks of companies engaged  in  the  entire  chain  of  alternative  energy  production,  including alternative energy fuels and resources (solar, wind, bio-fuels, water and geothermal), environmental technologies, energy efficiency and enabling technologies. Only companies which are "principally engaged" in the business of alternative energy, I.E., derive over 50% of their total revenues from the industry are eligible. Only shares that trade on a recognized domestic or international stock exchange may qualify (E.G., National Stock Market stocks must be "reported securities" under 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings.) Companies with R-Score (average three-month daily trading volume (in thousands) divided by average three-month market capitalization (in millions)) of less than 25% of its total market capitalization, based on its average daily share volume for the three calendar months prior to inclusion, shall not be eligible for inclusion in the AGI Composite Index and therefore ineligible for inclusion in the Ardour Global Index(SM).

         The Ardour Global Index(SM) is calculated using a capitalization weighting methodology, adjusted for float. Ardour Global Index(SM) weightings may be modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Ardour Global Index(SM) (and the AGI Composite Index) is rebalanced quarterly, at the close of business on the third Friday of each calendar quarter. The share weights of Ardour Global Index(SM) components are adjusted on each rebalancing date, and new companies
(IPOs) may be added to the Ardour Global Index(SM) on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The Ardour Global Index(SM) is reconstituted semi-annually on the dates of the June and December rebalancings and companies are added and/or deleted based upon the Ardour Global Index(SM) eligibility criteria.


         The Ardour Global Index(SM) (and the AGI Composite Index) is reviewed quarterly to assure that all components continue to meet the eligibility requirements. New components (IPOs) that meet eligibility requirements may be added to the Index at the quarterly rebalancings. Components that fail to meet eligibility requirements are deleted semi-annually. Rebalancing data, including constituent weights and related information, is posted on the Ardour Global Index(SM) web site (www.Ardourglobalindexes.com) prior to the start of trading on the first business day following the third

Friday of the calendar quarter. A press announcement identifying additions and deletions to the Ardour Global Index(SM) is issued on the Wednesday prior to a rebalancing date. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Ardour Global Index(SM) are not adjusted between rebalancing dates for shares issued or shares repurchased. However, in the event that a component company is deleted from the index in the period between rebalancings due to a corporate action, a new company will be substituted in the Ardour Global Index(SM) in approximately the same weight as the removed company.

The Ardour Global Index(SM) is calculated by Dow Jones Indexes.

                             AMEX GOLD MINERS INDEX

         The Amex Gold Miners Index ("Gold Miners Index") is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold. The Gold Miners Index includes common stocks and ADRs of selected companies that are involved in mining for gold and that are listed for trading on the NYSE, Amex or quoted on the NASDAQ. Only companies with market capitalization greater than $100 million that have a daily average traded volume of at least 50,000 shares over the past six months are eligible for inclusion in the Gold Miners Index.


         The Gold Miners Index is calculated using a modified market capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners
Index:

         (1) the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;

         (2) the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having an index weight below 5%; and

         (3) the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 50% of the total Gold Miners Index value.


         The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. The Amex may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the Amex's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly Index rebalance.

                        DAXGLOBAL(R) NUCLEAR ENERGY INDEX


         The DAXglobal(R) Nuclear Energy Index (the "Nuclear Energy Index") is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of securities of companies engaged in the nuclear business that are traded on leading global exchanges. The Nuclear Energy Index covers seven major sub-sectors: uranium miners, uranium enrichment, uranium storage, equipment for use in the provision of nuclear energy, nuclear plant infrastructure, nuclear fuel transportation and nuclear energy generation. The Nuclear Energy Index is comprised of common stocks and DRs that are listed for trading on major stock exchanges around the world. The Nuclear Energy Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Nuclear Energy Index is calculated and maintained by Deutsche Borse AG. The value of the Nuclear Energy Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbol DXNE. Only companies with market capitalizations greater than $150 million that have a worldwide average daily trading volume of at least $1 million (over the past six months as well as over each of the past two months) and have maintained a monthly trading volume of 250,000 shares over the past six months are eligible for inclusion in the Nuclear Energy Index.


         The Nuclear Energy Index is calculated using a modified market capitalization weighting methodology. The Nuclear Energy Index is weighted based on the market capitalization of each of its component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Nuclear Energy
Index:

         (1) the weight of any single component security may not account for more than 8% of the total value of the Nuclear Energy Index;

         (2) the aggregate weight of those component securities which individually represent more than 5% of the total value of the Nuclear Energy Index may not account for more than 40% of the total Nuclear Energy Index value; and

         (3) no other component securities will individually represent more than 4.5% of the total value of the Nuclear Energy Index.


         The universe of potential securities eligible for inclusion in the Nuclear Energy Index will be reviewed at least annually (generally, the third Friday of September) so that the Nuclear Energy Index components continue to represent the universe of all relevant sub-sectors. Deutsche Borse AG may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replace one or more securities contained in the group with one or more substitute securities of its choice, if in Deutsche Borse AG's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Nuclear Energy Index. Changes to the component share weights of the Nuclear Energy Index will typically take effect on the third Friday of each calendar quarter month in connection with the quarterly Index rebalance.

                           DAXGLOBAL(R) RUSSIA+ INDEX

         The DAXglobal(R) Russia+ Index ("Russia+ Index") is intended to give investors an efficient, modified market capitalization weighted investment designed to track the movements of certain DRs and stocks of publicly traded companies that are domiciled in Russia and traded in Russia and on leading global exchanges. Russia's major industries include oil and gas exploration and production, telecommunication, steel production, mining and electricity generation. The Russia+ Index is a modified market capitalization weighted index comprised of publicly traded companies that are domiciled in Russia. The Russia+ Index divisor was initially determined to yield a benchmark value of 100.00 at the close of trading on December 28, 2001. The Russia+ Index is calculated and maintained by Deutsche Borse AG. The value of the Russia+ Index is disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., under the symbl DXRPUS. The Russia+ Index includes securities of selected companies that are domiciled in Russia that are listed for trading on exchanges. Only companies with market capitalization greater than $150 million that have a daily average traded volume of at least $1 million over the past six months are eligible for inclusion in the Russia+ Index.


         The Russia+ Index is calculated using a modified market capitalization weighting methodology. The Russia+ Index is weighted based on the market capitalization of each of the component stocks, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Russia+ Index:

         (1) the weight of any single component stock may not account for more than 25% of the total value of the Russia+ Index;

         (2) the component stocks are split into two subgroups-large and small, which are ranked by market capitalization weight in the Russia+ Index. Large stocks are defined as having a Russia+ Index weight greater than or equal to 5%. Small stocks are defined as having a Russia+ Index weight below 5%; and

         (3) the aggregate weight of those component stocks which individually represent more than 5.0% of the total value of the Russia+ Index may not account for more than 40% of the total Russia+ Index value.

         The Russia+ Index is reviewed quarterly so that the Russia+ Index components continue to represent the universe of Russian companies. Deutsche Borse AG may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in Deutsche Borse AG's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Russia+ Index. Changes to the Russia+ Index compositions and/or the component share weights in the Russia+ Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly Russia+ Index rebalance.

                              AMEX STEEL INDEX

         The Amex Steel Index ("Steel Index") is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore, and that are listed for trading on the NYSE, Amex or quoted on the NASDAQ. Only companies with market capitalization greater than $100 million that have a daily average traded volume of at least $1 million over the past three months are eligible for inclusion in the Steel Index.


         The Steel Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Steel Index:

         (1) the weight of any single component security may not account for more than 20% of the total value of the Steel Index; and

         (2) the aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Steel Index may not account for more than 50% of the total Steel Index value.


         The Steel Index is reviewed quarterly so that the Steel Index components continue to represent the universe of companies involved in the steel mining industry. The Amex may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the Amex's discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Steel Index. Changes to the Steel Index compositions and/or the component share weights in the Steel Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly Index rebalance.

                               PORTFOLIO HOLDINGS

         A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

                        ADDITIONAL INVESTMENT STRATEGIES

         Each Fund normally invests at least 95% of its total assets in component securities that comprise its respective Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options futures contracts and currency forwards. Swaps, options, futures contracts and currency forwards (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective benchmark Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

         The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (E.G., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS


         SHORT HISTORY OF AN ACTIVE MARKET. The Funds are recently organized series of an investment company with limited operating history. While each Fund's Shares are listed on an Exchange, there can be no assurance that active trading markets for the Shares will be maintained. Van Eck Securities Corporation, the distributor of the Shares (the "Distributor"), does not maintain a secondary market in the Shares.

         TRADING ISSUES. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to an Exchange's "circuit breaker" rules. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.


         FLUCTUATION OF NAV. The NAV of the Shares fluctuates with changes in the market value of each Fund's securities holdings. The market prices of Shares fluctuate in accordance with changes in NAV and supply and demand on each Fund's respective Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Fund's respective Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

                                   MANAGEMENT

         BOARD  OF   TRUSTEES.   The  Board  of   Trustees   of  the  Trust  has
responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds' SAI.


         INVESTMENT MANAGER. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to Market Vectors-Gold Miners ETF (the "Gold Miners Investment Management Agreement") and an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the "Investment Management Agreement") and, together with the Gold Miners Investment Management Agreement, the "Investment Management Agreements"), Van Eck Associates Corporation serves as the adviser to the Funds and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to the Market Vectors-Gold Miners ETF. As of December 31, 2007, the Adviser managed approximately $9.3 billion in assets. The Adviser's principal business address is 99 Park Avenue, 8th Floor, New York, New York 10016.

         A discussion regarding the Board of Trustees' approval of each Investment Management Agreement is available in the Trust's semi-annual report for the period ended June 30, 2007 and annual report for the fiscal year ended December 31, 2007, as applicable.

         For the services provided to each Fund under the relevant Investment Management Agreement, each Fund will pay the Adviser monthly fees based on a percentage of each Fund's average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF), 0.65% (with respect to Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Nuclear Energy ETF) and 0.69% (with respect to Market
Vectors--Russia ETF) of its average daily net assets per year. The other expenses excluded from the expense caps are: (a) legal fees pertaining to the Funds' Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


         Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.


         ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. Van Eck Associates Corporation is the administrator for the Funds (the "Administrator"), and The Bank of New York is the custodian of each Fund's assets and provides transfer agency and fund accounting services (except with respect to Market Vectors--Gold Miners ETF) to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.


         DISTRIBUTOR. Van Eck Securities Corporation is the distributor of each Fund's Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. As noted in the section entitled "Shareholder Information--Buying and Selling Exchange-Traded Shares," the Shares are traded in the secondary market.

                               PORTFOLIO MANAGERS


         The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund's portfolio are Hao-Hung (Peter) Liao and Edward M. Kuczma, Jr. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Mr. Liao also serves as investment analyst for the Worldwide Absolute Return Fund ("WARF") where his role includes manager review, performance attribution, changes in manager mandates and risk management, and as a portfolio manager of WARF. Mr. Kuczma has been employed by the Adviser since January of 2004. Prior to Mr. Kuczma's current role of investment analyst, he worked from January 2004 to June 2004 in Portfolio Administration for the Adviser. After serving as a fund administrator for international portfolios, Mr. Kuczma became an analyst for emerging market companies. He also serves on a committee that reviews managers and changing mandates for WARF. Mr. Kuczma attended Georgetown University from 1999 to 2003. Messrs. Liao and Kuczma serve as portfolio managers of eleven funds of the Trust. Neither Mr. Kuczma nor Mr. Liao manages any other accounts of any type for the Adviser. Messrs. Liao and Kuczma have served as the portfolio managers of each Fund since its inception. See the Funds' SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

                             SHAREHOLDER INFORMATION

DETERMINATION OF NAV

         The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day after the close of trading (ordinarily 4:00 p.m., New York time) of the Exchange on which the Fund trades. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

         The value of the portfolio securities of each of the Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Russia ETF is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's respective Index. This may adversely affect a Fund's ability to track its respective Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

BUYING AND SELLING EXCHANGE-TRADED SHARES

         The Shares of the Market Vectors--Agribusiness ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Steel ETF are listed on the Amex and the Shares of the Market Vectors--Coal ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Russia ETF are listed on the NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

         DTC serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) "DTC Participants," i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) "Indirect Participants," i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled "Book Entry Only System" in the Funds' SAI.

         MARKET TIMING AND RELATED MATTERS. The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy limiting purchases and redemptions, the Board of Trustees evaluated the nature of the Funds (i.e., a fund whose shares are expected to trade intra-day). In particular, the Board of Trustees considered that, unlike traditional mutual funds, the Funds generally issue and redeem their Shares at the NAV per Share for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and Shares may be purchased and sold in the secondary market at prevailing market prices.


         Given this structure, the Board of Trustees determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or
(b) any attempts to market time the Funds by shareholders would result in negative impact to the Fund or its shareholders. However, creations and redemptions of Creation Units consisting of a significant amount of cash, although expected to be rare, could create the potential for market timing with its negative impact to the Funds and their shareholders.

CREATION AND REDEMPTION OF CREATION UNITS


         The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a "Creation Unit." A Creation Unit consists of 50,000 Shares. The Funds generally issue and redeem Creation Units only in-kind in exchange for a designated portfolio of equity securities included in each respective benchmark Index and a relatively small cash payment. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds. See "Shareholder Information--Buying and Selling Exchange-Traded Shares" and "--Procedures for Creation of Creation Units."


         FUND DEPOSITS. The consideration for creation of Creation Units of the Funds generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting a replication of each Fund's respective benchmark Index and an amount of cash computed as described below (the "Cash Component") and together with the Deposit Securities, the "Fund Deposit." The list of the names and numbers of shares of the Deposit Securities is made available by the Administrator through the facilities of the NSCC immediately prior to the opening of business each day of the Exchange on which each Fund trades. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities and may include a "Dividend Equivalent Payment" as described in the Funds' SAI.


         PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant; and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process ("Participant Agreement"). All Creation Units of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


         At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the date on which a creation order (or redemption order, as discussed below) is placed (the "Transmittal Date").

         Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Investors should refer to "Creation and Redemption of Creation Units" in the Funds' SAI for details regarding the logistics of placement of orders using and outside the Clearing Process.

         ACCEPTANCE OF CREATION ORDER. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason:
(a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person.

         All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


         CREATION TRANSACTION FEE. A fixed creation transaction fee of $1,000, which is paid to each Fund (the "Creation Transaction Fee"), is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the cash in lieu portion of its investment. See "Creation and Redemption of Creation Units" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes. Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Units" in the Funds' SAI.

         REDEMPTION OF CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a day on which each Fund's respective Exchange is open for trading and only through a Participating Party or DTC Participant, who has executed a Participant Agreement. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

         The Administrator, through NSCC, makes available immediately prior to the opening of business on each Fund's respective Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the securities held by a Fund ("Fund Securities") that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchasers of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

         The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors should refer to "Creation and Redemption of Creation Units" in the Funds' SAI for details regarding the logistics of redemption orders using and outside the Clearing Process.


         Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. Deliveries of Fund Securities to redeeming investors generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See the Funds' SAI for a list of the local holidays in the foreign countries relevant to the Funds.

         The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of their NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

         Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information "Creation and Redemption of Creation Units" in the Funds' SAI.

DISTRIBUTIONS

         NET INVESTMENT INCOME AND CAPITAL GAINS. As a Fund shareholder, you are entitled to your share of the Fund's distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as "distributions."

         The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as "capital gain distributions."


         Net investment income and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.


         Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

TAX MATTERS


         As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.


         TAXES ON DISTRIBUTIONS. The Funds expect to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. The Funds may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. The Funds may receive dividends, the distribution of which the Funds may designate as qualified dividends. In the event that a Fund receives such a dividend and designates the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rate. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

         Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

         If you are not a citizen or resident alien of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The Funds may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the foreign person's taxable year. However, the Funds do not expect to pay significant amounts of "interest-related dividends" or "short-term capital gains dividends." The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Distributions attributable to gains from "U.S. real property interests," including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

         Dividends and interest from non-U.S. investments received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise establish a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

         TAXES ON THE SALE OF EXCHANGE-LISTED SHARES. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less.


         TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange, and the exchanger's aggregate basis in the securities surrendered, taking into consideration the cash component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

         Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

         If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

         The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                               LICENSE AGREEMENTS


         The Adviser has entered into a licensing agreement with Deutsche Borse AG to use the Agribusiness Index, Nuclear Energy Index and Russia+ Index. Each Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.


         THE SHARES OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BORSE AG (THE "LICENSOR"). THE LICENSOR DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE DAXGLOBAL(R) AGRIBUSINESS INDEX (THE "AGRIBUSINESS INDEX"), THE DAXGLOBAL(R) NUCLEAR ENERGY INDEX (THE "NUCLEAR ENERGY INDEX"), THE DAXGLOBAL(R) RUSSIA+ INDEX (THE "RUSSIA+ INDEX") AND/OR THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX ARE CALCULATED AND PUBLISHED BY THE LICENSOR. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW THE LICENSOR WILL NOT BE LIABLE VIS-A-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX OR THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR THE LICENSOR VIS-A-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX.

         NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX BY THE LICENSOR NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY THE LICENSOR FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY THE LICENSOR WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF.

         IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK, THE LICENSOR HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES

OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF.


         The Adviser has entered into a licensing agreement with the Amex to use the respective benchmark Index of each of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF. Each of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF is entitled to use its respective benchmark index pursuant to a sub-licensing arrangement with the Adviser.

         The Shares of each of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF are not sponsored, endorsed, sold or promoted by the Amex. The Amex as index compilation agent (the "Index Compilation Agent") makes no representation or warranty, express or implied, to the owners of the Shares of Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF particularly or the ability of the indices identified herein to track stock market performance. The Amex is the licensor of certain trademarks, service marks and trade names, including the Amex Environmental Services Index, Amex Gold Miners Index and Amex Steel Index. Each Index is determined, composed and calculated without regard to the Shares of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF or the issuer thereof. The Index Compilation Agent is not responsible for, nor has it participated in, the determination of the timing of, prices at, or quantities of the Shares of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF to be issued or in the determination or calculation of the equation by which the Shares are redeemable. The Index Compilation Agent has no obligation or liability to owners of the Shares of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF in connection with the administration, marketing or trading of the Shares of the Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF.

         Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of each Index from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of the Index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the Trust as sub-licensee, licensee's customers and counterparties, owners of the Shares, or any other person or entity from the use of each index or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index's possibility of such damages.

         The Adviser has entered into a licensing agreement with Ardour to use the Ardour Global Index(SM). The Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.


         THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF OR ANY

MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) ("ARDOUR GLOBAL INDEX") TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. ARDOUR GLOBAL INDEX'S ONLY RELATIONSHIP TO VAN ECK ASSOCIATES CORPORATION ("LICENSEE") IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE LICENSEE OR THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR GLOBAL INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF IS TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         "ARDOUR GLOBAL INDEXES, LLC(SM)", "ARDOUR GLOBAL INDEX(SM), (COMPOSITE)," "ARDOUR COMPOSITE(SM)", "ARDOUR GLOBAL INDEX(SM)" (EXTRA LIQUID)", "ARDOUR-XL (SM)", "ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXES(SM)", "ARDOUR FAMILY(SM)" ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE LICENSEE. THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) IS CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. ("DOW JONES"). THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISIBILITY OF INVESTING IN SUCH SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE "INDEX CALCULATION AGENT") SHALL NOT BE LIABLE TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) OR ANY DATA RELATED THERETO (THE "INDEX DATA") OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ITS CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


         The Adviser has entered into a licensing agreement with Stowe to use the Coal Index and the Gaming Index. Each Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.


         THE MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE GLOBAL INDEXES, LLC ("LICENSOR"). LICENSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN
MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. LICENSOR'S ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF LICENSOR AND OF THE COAL INDEX AND THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY LICENSOR WITHOUT REGARD TO THE LICENSEE OR MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF. LICENSOR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX OR THE GAMING INDEX. LICENSOR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE TO BE CONVERTED INTO CASH. LICENSOR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF.

         LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE COAL INDEX, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         THE MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P"), OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX OR THE GAMING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS THIRD PARTY LICENSOR'S ONLY RELATIONSHIP TO STOWE GLOBAL INDEXES, LLC IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE COAL INDEX AND THE GAMING INDEX. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR THE TIMING OF THE ISSUANCE OR SALE OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF.

         NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF

PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

         STANDARD & POOR'S(R) AND S&P(R) ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.; "CALCULATED BY S&P CUSTOM INDICES" AND ITS RELATED STYLIZED MARK ARE SERVICE MARKS OF THE MCGRAW-HILL COMPANIES, INC. THESE MARKS HAVE BEEN LICENSED FOR USE BY STOWE GLOBAL INDEXES, LLC.

                          INDICATIVE VALUE CALCULATION


         DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (TOGETHER, THE "INDICATIVE VALUE CALCULATION AGENT") SHALL NOT BE LIABLE TO THE ADVISER, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE INTRADAY INDICATIVE VALUE WITH RESPECT TO EACH OF THE MARKET VECTORS--AGRIBUSINESS ETF AND MARKET VECTORS--NUCLEAR ENERGY ETF (THE "INDICATIVE VALUE") OR ANY DATA RELATED THERETO (THE "DATA") OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE ADVISER, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE DATA. THE INDICATIVE VALUE CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE
ADVISER, ANY INVESTOR IN THE MARKET VECTORS--AGRIBUSINESS ETF AND MARKET VECTORS--NUCLEAR ENERGY ETF OR ANY ONE ELSE REGARDING THE DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CORRECTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE ADVISER, ANY INVESTORS IN THE MARKET VECTORS--AGRIBUSINESS ETF AND MARKET VECTORS--NUCLEAR ENERGY ETF OR OTHER PERSON IN CONNECTION WITH THE USE OF THE DATA. THE INDICATIVE VALUE CALCULATION AGENT SHALL NOT BE LIABLE TO THE ADVISER, ANY INVESTOR IN THE MARKET VECTORS--AGRIBUSINESS ETF AND MARKET VECTORS--NUCLEAR ENERGY ETF OR OTHER THIRD PARTIES FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance since each Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request. Market Vectors--Coal ETF and Market Vectors--Gaming ETF had not commenced operations as of December 31, 2007 and therefore have no financial highlights to report as of such date.

MARKET VECTORS--AGRIBUSINESS ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                       AUGUST 31, 2007*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2007
                                                      -------------------
Net Asset Value, Beginning of Period.............            $40.90
Income from Investment Operations:
   Net Investment Income.........................                 -(b)
   Net  Realized and Unrealized Gain (Loss) on
   Investments...................................             15.83
                                                      -------------------
     Total from Investment Operations............             15.83
                                                      -------------------

Less Dividends From:
   Net Investment Income.........................              --
   Short Term Capital Gains......................              --
   Return of Capital.............................              --
                                                      -------------------
Total Dividends..................................              --
                                                      -------------------
Net Asset Value, End of Period...................            $56.73
                                                      ===================
Total Return(a)..................................             38.70%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................          $706,245
Ratio of Gross Expenses to Average Net Assets....              0.65%(c)
Ratio of Net Expenses to Average Net Assets......              0.65%(c)
Ratio  of Net  Investment  Income  to  Average  Net
Assets...........................................             (0.02)%(c)
Portfolio Turnover Rate..........................                 4%

---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--ENVIRONMENTAL SERVICES ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------
                                                                               FOR THE PERIOD
                                                             YEAR            OCTOBER 10, 2006*
                                                             ENDED                THROUGH
                                                         DECEMBER 31,           DECEMBER 31,
                                                             2007                   2006
                                                      ------------------   ---------------------
Net Asset Value, Beginning of Period.............            $44.55                 $39.93
Income from Investment Operations:
   Net Investment Income.........................              0.33                   0.02
   Net Realized and Unrealized Gain (Loss) on
   Investments...................................              7.53                   4.65
                                                      ------------------   ---------------------
     Total from Investment Operations............              7.86                   4.67
                                                      ------------------   ---------------------

Less Dividends From:
   Net Investment Income.........................             (0.54)                 (0.05)
   Short Term Capital Gains......................                --                     --
   Return of Capital.............................                --                     --
                                                      ------------------   ---------------------
Total Dividends..................................             (0.54)                 (0.05)
                                                      ------------------   ---------------------
Net Asset Value, End of Period...................            $51.87                 $44.55
                                                      ==================   =====================
Total Return(a)..................................             17.64%                 11.70%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................           $36,312                $40,095
Ratio of Gross Expenses to Average Net Assets....              0.86%                  1.40%(c)
Ratio of Net Expenses to Average Net Assets......              0.55%                  0.54%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              0.75%                  0.24%(c)
Portfolio Turnover Rate..........................                 3%                     3%


---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--GLOBAL ALTERNATIVE ENERGY ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                         MAY 3, 2007*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2007
                                                      ------------------
Net Asset Value, Beginning of Period.............            $39.68
Income from Investment Operations:
   Net Investment Income.........................                 -(b)
   Net Realized and Unrealized Gain (Loss) on
   Investments...................................             19.82
                                                      ------------------
     Total from Investment Operations............             19.82
                                                      ------------------

Less Dividends From:
   Net Investment Income.........................                --
   Short Term Capital Gains......................                --
   Return of Capital.............................                --
                                                      ------------------
Total Dividends..................................                --
                                                      ------------------
Net Asset Value, End of Period...................            $59.50
                                                      ==================
Total Return(a)..................................             49.95%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................          $238,018
Ratio of Gross Expenses to Average Net Assets....              0.73%(c)
Ratio of Net Expenses to Average Net Assets......              0.65%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              0.01%(c)
Portfolio Turnover Rate..........................                 5%

---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--GOLD MINERS ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS

                                                      ------------------   -------------------
                                                                              FOR THE PERIOD
                                                             YEAR             MAY 16, 2006*
                                                            ENDED                THROUGH
                                                         DECEMBER 31,          DECEMBER 31,
                                                             2007                  2006
                                                      ------------------   -------------------
Net Asset Value, Beginning of Period.............            $39.87                $39.72
Income from Investment Operations:
   Net Investment Income.........................              0.11                  0.11
   Net Realized and Unrealized Gain (Loss) on
   Investments...................................              6.66                  0.16
                                                      ------------------   -------------------
     Total from Investment Operations............              6.67                  0.27
                                                      ------------------   -------------------

Less Dividends From:
   Net Investment Income.........................             (0.75)                (0.12)
   Short Term Capital Gains......................                --                    --
   Return of Capital.............................                --                    --
                                                      ------------------   -------------------
Total Dividends..................................             (0.75)                (0.12)
                                                      ------------------   -------------------
Net Asset Value, End of Period...................            $45.89                $39.87
                                                      ==================   ===================
Total Return(a)..................................             16.97%                 0.67%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................        $1,436,430              $440,696
Ratio of Gross Expenses to Average Net Assets....              0.59%                 0.68%(c)
Ratio of Net Expenses to Average Net Assets......              0.55%                 0.55%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              0.08%                 0.69%(c)
Portfolio Turnover Rate..........................                 1%                    4%

---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--NUCLEAR ENERGY ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS
                                                     --------------------
                                                        FOR THE PERIOD
                                                       AUGUST 31, 2007*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2007
                                                     --------------------
Net Asset Value, Beginning of Period.............            $40.18
Income from Investment Operations:
   Net Investment Income.........................              0.05
   Net Realized and Unrealized Gain (Loss) on
   Investments...................................             (2.66)
                                                     --------------------
     Total from Investment Operations............             (2.61)
                                                     --------------------

Less Dividends From:
   Net Investment Income.........................             (1.95)
   Short Term Capital Gains......................                --
   Return of Capital.............................                --
                                                     --------------------
Total Dividends..................................             (1.95)
                                                     --------------------
Net Asset Value, End of Period...................            $35.62
                                                     ====================
Total Return(a)..................................             (6.51)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................          $126,453
Ratio of Gross Expenses to Average Net Assets....              0.71%(c)
Ratio of Net Expenses to Average Net Assets......              0.65%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              0.01%(c)
Portfolio Turnover Rate..........................                10%

---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--RUSSIA ETF

         For a share outstanding throughout the period:

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------
                                                        FOR THE PERIOD
                                                       APRIL 24, 2007*
                                                           THROUGH
                                                         DECEMBER 31,
                                                             2007
                                                     --------------------
Net Asset Value, Beginning of Period.............            $39.22
Income from Investment Operations:
   Net Investment Income.........................              0.10
   Net Realized and Unrealized Gain (Loss) on
   Investments...................................             13.08
                                                     --------------------
     Total from Investment Operations............             13.18
                                                     --------------------

Less Dividends From:
   Net Investment Income.........................             (0.11)
   Short Term Capital Gains......................                --
   Return of Capital.............................                --
                                                     --------------------
Total Dividends..................................             (0.11)
                                                     --------------------
Net Asset Value, End of Period...................            $52.29
                                                     ====================
Total Return(a)..................................             33.61%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................          $800,069
Ratio of Gross Expenses to Average Net Assets....              0.70%(c)
Ratio of Net Expenses to Average Net Assets......              0.69%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              0.86%(c)
Portfolio Turnover Rate..........................                33%

---------------------------------------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)  Amount represents less than +/- $0.005 per share.

(c)  Annualized.

(d)  Not annualized.

*    Commencement of operations.

MARKET VECTORS--STEEL ETF

         For a share outstanding throughout the period:


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------
                                                                              FOR THE PERIOD
                                                             YEAR           OCTOBER 10, 2006*
                                                            ENDED                THROUGH
                                                         DECEMBER 31,          DECEMBER 31,
                                                             2007                  2006
                                                      ------------------   -------------------
Net Asset Value, Beginning of Period.............            $46.38                $40.51
Income from Investment Operations:
   Net Investment Income.........................              0.53                  0.08
   Net Realized and Unrealized Gain on Investments            38.60                  5.94
                                                      ------------------   -------------------
     Total from Investment Operations............             39.13                  6.02
                                                      ------------------   -------------------

Less Dividends From:
   Net Investment Income.........................             (0.49)                (0.08)
   Short Term Capital Gain.......................                --                 (0.01)
   Return of Capital.............................                --                 (0.06)
                                                      ------------------   -------------------
Total Dividend...................................             (0.49)                (0.15)
                                                      ------------------   -------------------
Net Asset Value, End of Period...................            $85.02                $46.38
                                                      ==================   ===================
Total Return(a)..................................             84.36%                14.85%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)................          $250,821               $41,740
Ratio of Gross Expenses to Average Net Assets....              0.62%                 1.34%(c)
Ratio of Net Expenses to Average Net Assets......              0.55%                 0.54%(c)
Ratio of Net Investment Income to Average Net
Assets...........................................              1.15%                 0.79%(c)
Portfolio Turnover Rate..........................                 5%                    1%


---------------------------------------
(a) Total Return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption of the last day of the period. The return does not reflect the deduction of taxes that shareholder would pay on Fund dividends of the redemption of Fund Shares.

(b)  Annualized.

(c)  Not annualized.

*    Commencement of operations.

                           MARKET DISCOUNT INFORMATION

         The tables below present information about the differences between the closing price of Shares of each Fund and each Fund's NAV. NAV is the price per share at which each Fund issues and redeems its Shares. It is calculated in the same way that mutual fund shares are valued. The "market price" of each Fund is determined using the closing price of a Share of each Fund. Each Fund's market price may be at, above or below its NAV.

         The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The market price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and market price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that each Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that each Fund is trading below the reported NAV, expressed as a percentage of the NAV.


         The following information shows the frequency distributions of premiums and discounts for each Fund. All data presented here represents past performance, which is not indicative of future results. The Market Vectors--Coal ETF and Market Vectors--Gaming ETF had not commenced operations as of December 31, 2007.


MARKET VECTORS--AGRIBUSINESS ETF


PREMIUM / DISCOUNT RANGE                               3Q07   4Q07   2007   1Q08
Greater Than or Equal to 2.2% And Less Than  2.4%       0      1      1      0
Greater Than or Equal to 2.0% And Less Than 2.2%        0      1      1      2
Greater Than or Equal to 1.8% And Less Than 2.0%        0      0      0      0
Greater Than or Equal to 1.6% And Less Than 1.8%        0      0      0      0
Greater Than or Equal to 1.4%  And Less Than 1.6%       0      1      1      0
Greater Than or Equal to 1.2% And Less Than 1.4%        1      2      3      0
Greater Than or Equal to 1.0% And Less Than 1.2%        0      1      1      0
Greater Than or Equal to 0.8% And Less Than 1.0%        3      7      10     6
Greater Than or Equal to 0.6% And Less Than 0.8%        7      9      16     7
Greater Than or Equal to 0.4% And Less Than 0.6%        4      16     20     9
Greater Than or Equal to 0.2% And Less Than 0.4%        1      12     13     11
Greater Than or Equal to 0.0% And Less Than 0.2%        2      5      7      6
Greater Than or Equal to -0.2% And Less Than 0.0%       0      4      4      8
Greater Than or Equal to -0.4% And Less Than -0.2%      0      3      3      6
Greater Than or Equal to -0.6% And Less Than -0.4%      0      1      1      2
Greater Than or Equal to -0.8% And Less Than -0.6%      0      1      1      1
Greater Than or Equal to -1.0% And Less Than -0.8%      0      0      0      1
Greater Than or Equal to -1.2% And Less Than -1.0%      0      0      0      0
Greater Than or Equal to -1.4% And Less Than -1.2%      0      0      0      1
Greater Than or Equal to -1.6% And Less Than -1.4%      0      0      0      1

MARKET VECTORS--ENVIRONMENTAL SERVICES ETF


          PREMIUM / DISCOUNT RANGE                   1Q07    2Q07    3Q07    4Q07    2007    1Q08
Greater Than or Equal to 1.2% And Less Than 1.4%       0       0       0       0       0       1
Greater Than or Equal to 1.0% And Less Than 1.2%       0       0       0       0       0       1
Greater Than or Equal to 0.8% And Less Than 1.0%       0       0       0       1       1       0
Greater Than or Equal to 0.6% And Less Than 0.8%       0       0       1       1       2       1
Greater Than or Equal to 0.4% And Less Than 0.6%       0       1       3       3       7       4
Greater Than or Equal to 0.2% And Less Than 0.4%       3       2       5       5      15       6
Greater Than or Equal to 0.0% And Less Than 0.2%      19      27      27      27     100      19
Greater Than or Equal to -0.2% And Less Than 0.0%     25      25      17      16      83      15
Greater Than or Equal to -0.4% And Less Than -0.2%    10       7       3       5      25       6
Greater Than or Equal to -0.6% And Less Than -0.4%     3       1       3       6      13       5
Greater Than or Equal to -0.8% And Less Than -0.6%     0       0       2       0       2       2
Greater Than or Equal to -1.0% And Less Than -0.8%     1       0       0       0       1       1
Greater Than or Equal to -1.2% And Less Than -1.0%     0       0       1       0       1       0
Greater Than or Equal to -1.4% And Less Than -1.2%     0       0       1       0       1       0


MARKET VECTORS--GLOBAL ALTERNATIVE ENERGY ETF


               PREMIUM / DISCOUNT RANGE                    2Q07         3Q07        4Q07         2007         1Q08
Greater Than or Equal to 2.6% And Less Than 2.8%             0           1            0            1           0
Greater Than or Equal to 2.4% And Less Than 2.6%             0           0            0            0           0
Greater Than or Equal to 2.2% And Less Than 2.4%             0           1            1            2           0
Greater Than or Equal to 2.0% And Less Than 2.2%             0           0            0            0           0
Greater Than or Equal to 1.8% And Less Than 2.0%             0           0            1            1           0
Greater Than or Equal to 1.6% And Less Than 1.8%             0           0            1            1           1
Greater Than or Equal to 1.4% And Less Than 1.6%             0           0            2            2           0
Greater Than or Equal to 1.2% And Less Than 1.4%             7           0            5           12           6
Greater Than or Equal to 1.0% And Less Than 1.2%             6           3            7           16          10
Greater Than or Equal to 0.8% And Less Than 1.0%             3           7            9           19           5
Greater Than or Equal to 0.6% And Less Than 0.8%             8          12           20           40           8
Greater Than or Equal to 0.4% And Less Than 0.6%            10          18            9           37           8
Greater Than or Equal to 0.2% And Less Than 0.4%             2           9            5           16           9
Greater Than or Equal to 0.0% And Less Than 0.2%             1           4            2            7           4
Greater Than or Equal to -0.2% And Less Than 0.0%            0           1            1            2           4
Greater Than or Equal to -0.4% And Less Than -0.2%           0           3            1            4           2
Greater Than or Equal to -0.6% And Less Than -0.4%           0           4            0            4           0
Greater Than or Equal to -0.8% And Less Than -0.6%           0           1            0            1           1
Greater Than or Equal to -1.0% And Less Than -0.8%           0           0            0            0           0
Greater Than or Equal to -1.2% And Less Than -1.0%           0           0            0            0           1
Greater Than or Equal to -1.4% And Less Than -1.2%           0           0            0            0           0
Greater Than or Equal to -1.6% And Less Than -1.4%           0           0            0            0           0
Greater Than or Equal to -1.8% And Less Than -1.6%           0           0            0            0           1
Greater Than or Equal to -2.0% And Less Than -1.8%           0           0            0            0           0
Greater Than or Equal to -2.2% And Less Than -2.0%           0           0            0            0           0
Greater Than or Equal to -2.4% And Less Than -2.2%           0           0            0            0           1



MARKET VECTORS--GOLD MINERS ETF


PREMIUM / DISCOUNT RANGE                              1Q07    2Q07    3Q07    4Q07    2007    1Q08
Greater Than or Equal to 1.2% And Less Than 1.4%         1       0       0       0       1       0
Greater Than or Equal to 1.0% And Less Than 1.2%         0       0       0       1       1       1
Greater Than or Equal to 0.8% And Less Than 1.0%         1       0       1       1       3       0
Greater Than or Equal to 0.6% And Less Than 0.8%         0       2       2       3       7       2
Greater Than or Equal to 0.4% And Less Than 0.6%         2       2       5       4      13       4
Greater Than or Equal to 0.2% And Less Than 0.4%         9      12      21      17      59       8
Greater Than or Equal to 0.0% And Less Than 0.2%        26      28      18      12      84      23
Greater Than or Equal to -0.2% And Less Than 0.0%       15      16       8      14      53      16
Greater Than or Equal to -0.4% And Less Than -0.2%       7       2       5       7      21       5
Greater Than or Equal to -0.6% And Less Than -0.4%       0       1       1       3       5       1
Greater Than or Equal to -0.8% And Less Than -0.6%       0       0       2       1       3       1
Greater Than or Equal to -1.0% And Less Than -0.8%       0       0       0       1       1       0

MARKET VECTORS--NUCLEAR ENERGY ETF


            PREMIUM / DISCOUNT RANGE                   3Q07     4Q07     2007     1Q08
Greater Than or Equal to 3.2% And Less Than 3.4%          1        0        1        0
Greater Than or Equal to 3.0% And Less Than 3.2%          0        0        0        1
Greater Than or Equal to 2.8% And Less Than 3.0%          0        0        0        0
Greater Than or Equal to 2.6% And Less Than 2.8%          0        1        1        0
Greater Than or Equal to 2.4% And Less Than 2.6%          0        0        0        0
Greater Than or Equal to 2.2% And Less Than 2.4%          0        0        0        0
Greater Than or Equal to 2.0% And Less Than 2.2%          1        0        1        0
Greater Than or Equal to 1.8% And Less Than 2.0%          0        0        0        0
Greater Than or Equal to 1.6% And Less Than 1.8%          3        1        4        0
Greater Than or Equal to 1.4% And Less Than 1.6%          2        1        3        3
Greater Than or Equal to 1.2% And Less Than 1.4%          4        0        4        3
Greater Than or Equal to 1.0% And Less Than 1.2%          6        3        9        4
Greater Than or Equal to 0.8% And Less Than 1.0%          3        8       11        8
Greater Than or Equal to 0.6% And Less Than 0.8%          6       13       19        7
Greater Than or Equal to 0.4% And Less Than 0.6%          1       15       16        3
Greater Than or Equal to 0.2% And Less Than 0.4%          2       10       12       10
Greater Than or Equal to 0.0% And Less Than 0.2%          1        7        8        6
Greater Than or Equal to -0.2% And Less Than 0.0%         0        1        1        3
Greater Than or Equal to -0.4% And Less Than -0.2%        0        3        3        3
Greater Than or Equal to -0.6% And Less Than -0.4%        2        1        3        3
Greater Than or Equal to -0.8% And Less Than -0.6%        0        0        0        1
Greater Than or Equal to -1.0% And Less Than -0.8%        0        0        0        3
Greater Than or Equal to -1.2% And Less Than -1.0%        0        0        0        0
Greater Than or Equal to -1.4% And Less Than -1.2%        0        0        0        1
Greater Than or Equal to -1.6% And Less Than -1.4%        0        0        0        0
Greater Than or Equal to -1.8% And Less Than -1.6%        0        0        0        0
Greater Than or Equal to -2.0% And Less Than -1.8%        0        0        0        0
Greater Than or Equal to -2.2% And Less Than -2.0%        0        0        0        2




MARKET VECTORS--RUSSIA ETF


               PREMIUM / DISCOUNT RANGE                             2Q07     3Q07     4Q07     2007     1Q08
Greater Than or Equal to 4.0% And Less Than 4.2%                      0         0        1        1        0
Greater Than or Equal to 3.8% And Less Than 4.0%                      0         0        0        0        0
Greater Than or Equal to 3.6% And Less Than 3.8%                      0         0        0        0        0
Greater Than or Equal to 3.4% And Less Than 3.6%                      0         0        0        0        1
Greater Than or Equal to 3.2% And Less Than 3.4%                      0         0        0        0        0
Greater Than or Equal to 3.0% And Less Than 3.2%                      0         0        0        0        0
Greater Than or Equal to 2.8% And Less Than 3.0%                      0         0        0        0        0
Greater Than or Equal to 2.6% And Less Than 2.8%                      0         0        1        1        1
Greater Than or Equal to 2.4% And Less Than 2.6%                      2         0        0        2        0
Greater Than or Equal to 2.2% And Less Than 2.4%                      3         0        2        5        1
Greater Than or Equal to 2.0% And Less Than 2.2%                      1         1        1        3        1
Greater Than or Equal to 1.8% And Less Than 2.0%                      3         4        1        8        1
Greater Than or Equal to 1.6% And Less Than 1.8%                      2         2        2        6        1
Greater Than or Equal to 1.4% And Less Than 1.6%                      4         5        2       11        7
Greater Than or Equal to 1.2% And Less Than 1.4%                      5         8        4       17        3
Greater Than or Equal to 1.0% And Less Than 1.2%                      4         5        5       14        2
Greater Than or Equal to 0.8% And Less Than 1.0%                      7         5        4       16        3
Greater Than or Equal to 0.6% And Less Than 0.8%                      4         6        5       15        5
Greater Than or Equal to 0.4% And Less Than 0.6%                      3         8        5       16        2
Greater Than or Equal to 0.2% And Less Than 0.4%                      2         8        6       16        5
Greater Than or Equal to 0.0% And Less Than 0.2%                      2         5        8       15        5
Greater Than or Equal to -0.2% And Less Than 0.0%                     0         1        4        5        6
Greater Than or Equal to -0.4% And Less Than -0.2%                    0         2        3        5        2
Greater Than or Equal to -0.6% And Less Than -0.4%                    1         1        3        5        5
Greater Than or Equal to -0.8% And Less Than -0.6%                    0         1        0        1        0
Greater Than or Equal to -1.0% And Less Than -0.8%                    0         0        2        2        1
Greater Than or Equal to -1.2% And Less Than -1.0%                    0         0        0        0        1
Greater Than or Equal to -1.4% And Less Than -1.2%                    0         0        2        2        2
Greater Than or Equal to -1.6% And Less Than -1.4%                    1         1        1        3        1
Greater Than or Equal to -1.8% And Less Than -1.6%                    0         0        0        0        1
Greater Than or Equal to -2.0% And Less Than -1.8%                    0         0        1        1        1
Greater Than or Equal to -2.2% And Less Than -2.0%                    0         0        0        0        2
Greater Than or Equal to -2.4% And Less Than -2.2%                    0         0        0        0        0
Greater Than or Equal to -2.6% And Less Than -2.4%                    0         0        1        1        0
Greater Than or Equal to -2.8% And Less Than -2.6%                    0         0        0        0        0
Greater Than or Equal to -3.0% And Less Than -2.8%                    0         0        0        0        0
Greater Than or Equal to -3.2% And Less Than -3.0%                    0         0        0        0        0
Greater Than or Equal to -3.4% And Less Than -3.2%                    0         0        0        0        1

MARKET VECTORS--STEEL ETF


                  PREMIUM / DISCOUNT RANGE                   1Q07     2Q07    3Q07     4Q07     2007    1Q08
Greater Than or Equal to 1.8% And Less Than 2.0%               0       0        0        0       0       0
Greater Than or Equal to 1.4% And Less Than 1.8%               0       0        0        0       0       1
Greater Than or Equal to 1.2% And Less Than 1.4%               0       0        0        0       0       0
Greater Than or Equal to 1.0% And Less Than 1.2%               0       0        0        0       0       0
Greater Than or Equal to 0.8% And Less Than 1.0%               0       0        0        0       0       0
Greater Than or Equal to 0.6% And Less Than 0.8%               0       0        1        2       3       0
Greater Than or Equal to 0.4% And Less Than 0.6%               0       4        0        2       6       0
Greater Than or Equal to 0.2% And Less Than 0.4%               3       4        4        5      16       2
Greater Than or Equal to 0.0% And Less Than 0.2%              24      22       29       31     106      30
Greater Than or Equal to -0.2% And Less Than 0.0%             24      24       21       19      88      24
Greater Than or Equal to -0.4% And Less Than -0.2%             5       5        5        5      20      3
Greater Than or Equal to -0.6% And Less Than -0.4%             2       4        2        0       8       0
Greater Than or Equal to -0.8% And Less Than -0.6%             3       0        0        0       3       0
Greater Than or Equal to -1.0% And Less Than -0.8%             0       0        1        0       1       0
Greater Than or Equal to -1.2% And Less Than -1.0%             0       0        0        0       0       1

                            TOTAL RETURN INFORMATION


         The following table presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information shown for the Funds is for the fiscal year ended December 31, 2007. The Market Vectors--Coal ETF and Market Vectors--Gaming ETF had not commenced operations as of December 31, 2007 and therefore have no total return information to report as of such date.


         "Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. Each Fund's per Share NAV is the value of one Share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per Share of each Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which each Fund is listed for trading, as of the time that the Fund's NAV is calculated. Since each Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Funds. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. All data presented here represents past performance, which is not indicative of future results.

--------------------------------------------------------------- ------------------------ --------------------------
                                                                  AVERAGE TOTAL RETURNS    CUMULATIVE ANNUAL TOTAL
                                                                SINCE INCEPTION THROUGH    RETURNS SINCE INCEPTION
                                                                      DECEMBER 31, 2007  THROUGH DECEMBER 31, 2007
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Agribusiness ETF (At NAV)                                         38.70%                     38.70%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Agribusiness ETF (At Market)                                      40.48%                     40.48%
--------------------------------------------------------------- ------------------------ --------------------------
DAXglobal(R) Agribusiness Index                                                   40.06%                     40.06%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Environmental Services ETF (At NAV)                               24.97%                     31.39%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Environmental Services ETF (At Market)                            24.98%                     31.40%
--------------------------------------------------------------- ------------------------ --------------------------
Amex Environmental Services Index                                                 25.33%                     31.85%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Global Alternative Energy ETF (At NAV)                            49.95%                     49.95%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Global Alternative Energy ETF (At Market)                         51.11%                     51.11%
--------------------------------------------------------------- ------------------------ --------------------------
Ardour Global Index(SM) (Extra Liquid)                                            51.19%                     51.19%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Gold Miners ETF (At NAV)                                          10.53%                     17.70%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Gold Miners ETF (At Market)                                       10.44%                     17.55%
--------------------------------------------------------------- ------------------------ --------------------------
Amex Gold Miners Index                                                            11.14%                     18.76%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Nuclear Energy ETF (At NAV)                                       -6.51%                     -6.51%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Nuclear Energy ETF (At Market)                                    -6.56%                     -6.56%
--------------------------------------------------------------- ------------------------ --------------------------
DAXglobal(R) Nuclear Energy Index                                                 -5.86%                     -5.86%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Russia ETF (At NAV)                                               33.61%                     33.61%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Russia ETF (At Market)                                            33.16%                     30.16%
--------------------------------------------------------------- ------------------------ --------------------------
DAXglobal(R) Russia+ Index                                                        33.97%                     33.97%
--------------------------------------------------------------- ------------------------ --------------------------

--------------------------------------------------------------- ------------------------ --------------------------
                                                                  AVERAGE TOTAL RETURNS    CUMULATIVE ANNUAL TOTAL
                                                                SINCE INCEPTION THROUGH    RETURNS SINCE INCEPTION
                                                                      DECEMBER 31, 2007  THROUGH DECEMBER 31, 2007
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Steel ETF (At NAV)                                                84.30%                    111.44%
--------------------------------------------------------------- ------------------------ --------------------------
Market Vectors--Steel ETF (At Market)                                             84.33%                    111.48%
--------------------------------------------------------------- ------------------------ --------------------------
Amex Steel Index                                                                  85.20%                    112.70%
--------------------------------------------------------------- ------------------------ --------------------------

                               GENERAL INFORMATION

         The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds' SAI for more information concerning the Trust's form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

         Clifford Chance US LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as each Fund's independent registered public accounting firm and audits the Funds' financial statements annually.

ADDITIONAL INFORMATION


         This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds' Shares. Information about the Funds can be reviewed and copied at the SEC's Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds' Registration Statement, including this Prospectus, the Funds' SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the Edgar database at the SEC's website (HTTP://WWW.SEC.GOV), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. These documents and other information concerning the Trust also may be inspected at the offices of the Amex (86 Trinity Place, New York, New York 10006), with respect to Market Vectors--Agribusiness ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Steel ETF, and the NYSE Arca (20 Broad Street, New York, New York 10005), with respect to Market Vectors--Coal ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Russia ETF.


         The SAI for these Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for these Funds is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds' distributor, at 99 Park Avenue, New York, NY 10016 or by calling the distributor at the following number: Investor Information: 1.888.MKT.VCTR (658-8287).

         Shareholder inquiries may be directed to a Fund in writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

         The   Funds'  SAI  will  be   available   through   their   website  at
WWW.VANECK.COM/ETF.

                    VAN ECK GLOBAL      WWW.VANECK.COM
                    99 PARK AVENUE, NEW YORK, NY 10016



         Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF (the "Funds") are distributed by Van Eck Securities Corporation and seek to track the DAXglobal(R) Agribusiness Index, Stowe Coal Index(SM), Amex Environmental Services Index, S-Network Global Gaming Index(SM), Ardour Global Index(SM) (Extra Liquid), Amex Gold Miners Index, DAXglobal(R) Nuclear Energy Index, DAXglobal(R) Russia+ Index and Amex Steel Index, respectively. The DAXglobal(R) Agribusiness Index, DAXglobal(R) Nuclear Energy Index and DAXglobal(R) Russia+ Index are published by Deutsche Borse AG. The Amex Environmental Services Index, Amex Gold Miners Index and Amex Steel Index are published by the American Stock Exchange (the "Amex"). The Ardour Global Index(SM) (Extra Liquid) is published by Ardour Global Indexes LLC ("Ardour"). The Stowe Coal Index(SM) and the S-Network Global Gaming Index(SM) are published by Stowe Global Indexes LLC ("Stowe"). Deutsche Borse AG, Amex, Ardour Global Indexes LLC and Stowe are referred to herein as the "Index Providers." The Index Providers do not sponsor, endorse or promote the Funds and bear no liability with respect to any Fund or security. For more detailed information about the Funds, see the Statement of Additional Information for the Funds dated May 1, 2008 (the "SAI"), which is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in each Fund's annual and semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


         Call Van Eck at 1.888.MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or the Funds' annual or semi-annual reports by visiting the Van Eck website at WWW.VANECK.COM/ETF. Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1.202.551.8090.

         Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



                                                     Transfer Agent:
                                                     THE BANK OF NEW YORK

                                                     SEC Registration Number:
                                                     333-123257

                                                     The Trust's registration
                                                     number under the 1940 Act:
[VAN ECK GLOBAL LOGO]                                811-10325

                            MARKET VECTORS ETF TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2008

         This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 2008 (the "Prospectus") for the Market Vectors ETF Trust (the "Trust"), relating to Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF (each, a "Fund" and, together, the "Funds"), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust's address is 99 Park Avenue, 8th Floor, New York, New York 10016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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                                TABLE OF CONTENTS

                                                                            PAGE

General Description of the Trust..............................................7

Investment Policies and Restrictions..........................................8

Special Considerations and Risks.............................................13

Exchange Listing and Trading.................................................17

Board of Trustees of the Trust...............................................19

Portfolio Holdings Disclosure................................................24

Quarterly Portfolio Schedule.................................................24

Code of Ethics...............................................................24

Proxy Voting Policies and Procedures.........................................24

Management...................................................................25

Brokerage Transactions.......................................................28

Book Entry Only System.......................................................29

Creation and Redemption of Creation Units....................................31

Settlement Periods Greater than Seven Days for Year 2008.....................38

Determination of Net Asset Value.............................................39

Dividends and Distributions..................................................40

Dividend Reinvestment Service................................................40

Control Persons..............................................................41

Taxes........................................................................43

Capital Stock and Shareholder Reports........................................45

Counsel and Independent Registered Public Accounting Firm....................46

Van Eck Global Proxy Voting Policies.........................................47

                                        i

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         The   information   contained   herein   regarding   the   DAXglobal(R)
Agribusiness Index and DAXglobal(R) Nuclear Energy Index and Russia+ Index (each, an "Index") was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

         THE SHARES OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BORSE AG (THE "LICENSOR"). THE LICENSOR DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE DAXGLOBAL(R) AGRIBUSINESS INDEX (THE "AGRIBUSINESS INDEX"), THE DAXGLOBAL(R) NUCLEAR ENERGY INDEX (THE "NUCLEAR ENERGY INDEX"), THE DAXGLOBAL(R) RUSSIA+ INDEX (THE "RUSSIA+ INDEX") AND/OR THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX ARE CALCULATED AND PUBLISHED BY THE LICENSOR. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW THE LICENSOR WILL NOT BE LIABLE VIS-A-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX OR THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR THE LICENSOR VIS-A-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX.

         NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX BY THE LICENSOR NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY THE LICENSOR FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY THE LICENSOR WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF.

         IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK, THE LICENSOR HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF THE MARKET VECTORS-AGRIBUSINESS ETF, MARKET VECTORS-NUCLEAR ENERGY ETF AND MARKET VECTORS-RUSSIA ETF.

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         The  information  contained  herein  regarding  the Amex  Environmental
Services Index, Amex Gold Miners Index and Amex Steel Index (each, an "Index") was obtained from the American Stock Exchange (the "Amex") while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

         EACH INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE AMEX.

         THE SHARES OF EACH OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE AMEX. THE AMEX AS INDEX COMPILATION AGENT (THE "INDEX COMPILATION AGENT") MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. THE AMEX IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE AMEX ENVIRONMENTAL SERVICES INDEX, AMEX GOLD MINERS INDEX AND AMEX STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR
CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE MARKET VECTORS--ENVIRONMENTAL SERVICES ETF, MARKET VECTORS--GOLD MINERS ETF AND MARKET VECTORS--STEEL ETF.

         ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF EACH INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING

ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF AN INDEX'S POSSIBILITY OF SUCH DAMAGES.

         The information contained herein regarding the Ardour Global Index(SM) (Extra Liquid) (the "Index") and the Index Provider was provided by each Fund's respective Index Provider, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

         THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) ("ARDOUR GLOBAL INDEX") TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. ARDOUR GLOBAL INDEX'S ONLY RELATIONSHIP TO VAN ECK ASSOCIATES CORPORATION ("LICENSEE") IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE LICENSEE OR THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR GLOBAL INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE
SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF IS TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         "ARDOUR   GLOBAL   INDEXES,   LLC(SM)",   "ARDOUR   GLOBAL   INDEX(SM),
(COMPOSITE)," "ARDOUR COMPOSITE(SM)", "ARDOUR GLOBAL INDEX(SM)" (EXTRA LIQUID)",

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"ARDOUR-XL(SM)",   "ARDOUR  GLOBAL  ALTERNATIVE  ENERGY  INDEXES(SM)",   "ARDOUR
FAMILY(SM)" ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE LICENSEE. THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF ARE NOT
SPONSORED,   ENDORSED,   SOLD  OR  PROMOTED  BY  ARDOUR  AND  ARDOUR   MAKES  NO
REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) IS CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. ("DOW JONES"). THE SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISIBILITY OF INVESTING IN SUCH SHARES OF THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF.

         DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE "INDEX CALCULATION AGENT") SHALL NOT BE LIABLE TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX(SM) (EXTRA LIQUID) OR ANY DATA RELATED THERETO (THE "INDEX DATA") OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO THE MARKET VECTORS-GLOBAL ALTERNATIVE ENERGY ETF, ITS CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         The information contained herein regarding the Stowe Coal Index(SM) and the S-Network Global Gaming INDEX(SM) (each, an "Index") was provided by Stowe, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

         THE MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE GLOBAL INDEXES, LLC ("LICENSOR"). LICENSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN
MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. LICENSOR'S

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

ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF LICENSOR AND OF THE COAL INDEX AND THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY LICENSOR WITHOUT REGARD TO THE LICENSEE OR MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF. LICENSOR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF MARKET
VECTORS--COAL  ETF  AND  MARKET   VECTORS--GAMING   ETF  INTO  CONSIDERATION  IN
DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX OR THE GAMING INDEX. LICENSOR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE TO BE CONVERTED INTO CASH. LICENSOR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF.

         LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE COAL INDEX, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         THE MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P"), OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX OR THE GAMING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS THIRD PARTY LICENSOR'S ONLY RELATIONSHIP TO STOWE GLOBAL INDEXES, LLC IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE COAL INDEX AND THE GAMING INDEX. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR THE TIMING OF THE ISSUANCE OR SALE OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION,

MARKETING OR TRADING OF MARKET VECTORS--COAL ETF AND MARKET VECTORS--GAMING ETF.

         NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

         STANDARD & POOR'S(R) AND S&P(R) ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.; "CALCULATED BY S&P CUSTOM INDICES" AND ITS RELATED STYLIZED MARK ARE SERVICE MARKS OF THE MCGRAW-HILL COMPANIES, INC. THESE MARKS HAVE BEEN LICENSED FOR USE BY STOWE GLOBAL INDEXES, LLC.

                        GENERAL DESCRIPTION OF THE TRUST

         The Trust is an open-end management investment company. The Trust currently consists of twenty-one investment portfolios. This SAI relates to nine investment portfolios, Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF (each, a "Fund" and, together, the "Funds"). The Funds invest in common stocks and depositary receipts consisting of some or all of the component securities of each Fund's respective benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as "Shares."

         The Funds offer and issue Shares at their net asset value ("NAV") only in aggregations of a specified number of Shares (each, a "Creation Unit"), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The Shares of the Market Vectors--Coal ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Russia ETF are listed on the NYSE Arca, Inc. (the "NYSE Arca"), and will trade in the secondary market at market prices. The shares of the Market Vectors--Agribusiness ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Steel ETF are listed on the American Stock Exchange (the "Amex" and, together with the NYSE Arca, the "Exchanges"), and will trade in the secondary market at market prices. Those prices may differ from the Shares' NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

                      INVESTMENT POLICIES AND RESTRICTIONS

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

         In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust's custodian bank until repurchased. In addition, the Trust's Board of Trustees ("Board" or "Trustees") monitors each Fund's repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

         The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

FUTURES CONTRACTS, OPTIONS, SWAP AGREEMENTS AND CURRENCY FORWARDS

         The Funds may utilize futures contracts, options, swap agreements and currency forwards. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined herein) believes to be representative of each Fund's respective benchmark Index.

         Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required.

         Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund's respective Index. Liquid futures contracts are not currently available for the benchmark Index of each Fund. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund's respective Index components or a subset of the components.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

         Except as otherwise specified in the Funds' Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from "leveraging" its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

SWAP AGREEMENTS

         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

FUTURE DEVELOPMENTS

         The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

         1. Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

         2. Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

         3. Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

         4. Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

         5. Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

         6. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities or in connection with its investments in other investment companies;

         7. Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, Market Vectors--Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

         8. Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested  in  securities  of issuers  having  their  principal business activities in the same industry, except that the Market Vectors--Gold Miners ETF will invest 25% or more of its total assets in the gold-mining industry, Market Vectors--Global Alternative Energy ETF will invest 25% or more of its total assets in the alternative energy industry and Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

         1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund's net assets would be invested in such securities.

         2. Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

         3.       Make short sales of securities.

         4.       Purchase  any security on margin,  except for such  short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         5. Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

         6. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

         As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

                        SPECIAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in each Fund is contained in the Funds' Prospectus under the headings "Market
Vectors--Agribusiness ETF--Principal Risks of Investing in the Fund," "Market Vectors--Coal ETF--Principal Risks of Investing in the Fund," "Market Vectors--Environmental Services ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gaming ETF--Principal Risks of Investing in the Fund," "Market Vectors--Global Alternative Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gold Miners ETF--Principal Risks of Investing in the Fund," "Market Vectors--Nuclear Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Russia ETF--Principal Risks of Investing in the Fund," "Market Vectors--Steel ETF--Principal Risks of Investing in the Fund" and "Additional Risks of Investing in the Funds." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

GENERAL

         Investment in each Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

         An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

         Although most of the securities in a Fund's Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

         The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

         An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

         Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund ("Fund Securities") also will be concentrated in that industry.

FUTURES AND OPTIONS TRANSACTIONS

         Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

         The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

         Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund's respective benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

         Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

SWAPS

         The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

         The  Funds  may  be  required  for  federal   income  tax  purposes  to
mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

         In order for each Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, I.E., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

         The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

CONTINUOUS OFFERING

         The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

         For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

         Broker-dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the relevant Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                          EXCHANGE LISTING AND TRADING

         A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Funds' Prospectus under the headings "Market Vectors--Agribusiness ETF--Principal Risks of Investing in the Fund," "Market Vectors--Coal ETF--Principal Risks of Investing in the Fund," "Market Vectors--Environmental Services ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gaming ETF--Principal Risks of Investing in the Fund," "Market Vectors--Global Alternative Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gold Miners ETF--Principal Risks of Investing in the Fund," "Market Vectors--Nuclear Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Russia ETF--Principal Risks of Investing in the Fund," "Market Vectors--Steel ETF--Principal Risks of Investing in the Fund," "Shareholder Information--Determination of NAV" and "Shareholder Information--Buying and Selling Exchange-Traded Shares." The discussion below supplements, and should be read in conjunction with, such sections of the Funds' Prospectus.

         The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

         The relevant Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund's respective underlying Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust.

         As in the case of other securities traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

         In order to provide investors with a basis to gauge whether the market price of the Shares on the relevant Exchange are approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association's Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

         The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

         The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by a Fund on a given day. While the equity securities value component estimates the current market value of a Fund's portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during the relevant Exchange trading hours should be viewed only as an estimate of a

Fund's NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange ("NYSE") (ordinarily 4:00 p.m., New York time) on each day Business Day.

         In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

                         BOARD OF TRUSTEES OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

         The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

INDEPENDENT TRUSTEES


----------------------------- -------------- ------------ --------------------------- ------------- ----------------
                                             TERM OF                                  NUMBER OF
                                             OFFICE(2)                                PORTFOLIOS
                              POSITION(S)    AND LENGTH                               IN FUND       OTHER
NAME, ADDRESS(1)              HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)     COMPLEX(3)    DIRECTORSHIPS
AND AGE                       FUNDS          SERVED       DURING PAST FIVE YEARS      OVERSEEN      HELD BY TRUSTEE
----------------------------- -------------- ------------ --------------------------- ------------- ----------------
David H. Chow, 50*            Trustee        Since 2006   Vice-Chairman and Chief     21            None.
                                                          Investment Officer, Torch
                                                          Hill Investment Partners
                                                          LLC (private equity
                                                          firm), July 2007 to
                                                          present; Managing
                                                          Partner, Lithos Capital
                                                          Partners LLC (private
                                                          equity firm), January
                                                          2006 to June 2007;
                                                          Managing Director,
                                                          DanCourt Management LLC
                                                          (strategy consulting
                                                          firm), March 1999 to
                                                          present.
----------------------------- -------------- ------------ --------------------------- ------------- ----------------
R. Alastair Short, 54*        Trustee        Since 2006   Vice Chairman, W.P.         30            Director,
                                                          Stewart & Co., Ltd.                       Kenyon Review;
                                                          (asset management firm),                  Director, The
                                                          September  2007 to                        Medici Archive
                                                          present; Managing                         Project.
                                                          Director, The GlenRock
                                                          Group, LLC (private
                                                          equity investment firm),
                                                          May 2004 to September
                                                          2007; President, Apex
                                                          Capital Corporation
                                                          (personal investment
                                                          vehicle), January 1988 to
                                                          present; President,
                                                          Matrix Global
                                                          Investments, Inc.  and
                                                          predecessor company
                                                          (private investment
                                                          company), September 1995
                                                          to January 1999.
----------------------------- -------------- ------------ --------------------------- ------------- ----------------
Richard D. Stamberger 48*     Trustee        Since 2006   Director, President and     30            None.
                                                          CEO, SmartBrief, Inc.
----------------------------- -------------- ------------ --------------------------- ------------- ----------------

---------------

(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.


*        Member of the Audit Committee.

INTERESTED TRUSTEES


----------------------------- -------------- ------------ --------------------------- ------------- ----------------
                                             TERM OF                                  NUMBER OF
                                             OFFICE(2)                                PORTFOLIOS    OTHER
                              POSITION(S)    AND LENGTH                               IN FUND       DIRECTORSHIPS
NAME, ADDRESS(1)              HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)     COMPLEX(3)    HELD OUTSIDE THE
AND AGE                       FUNDS          SERVED       DURING PAST FIVE YEARS      OVERSEEN      FUND COMPLEX:
----------------------------- -------------- ------------ --------------------------- ------------- ----------------
Jan F. van Eck(4), 44         Trustee        Since 2006   Director and Executive      21             Director,
                                                          Vice President, Van Eck                    Greylock
                                                          Associates Corporation;                    Capital
                                                          Director, Executive Vice                   Associates LLC.
                                                          President and Chief
                                                          Compliance Officer, Van
                                                          Eck Securities
                                                          Corporation; Director and
                                                          President, Van Eck
                                                          Absolute Return Advisers
                                                          Corp.
----------------------------- -------------- ------------ --------------------------- ------------- ----------------


---------------


(1) The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2) Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(4) "Interested person" of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.


OFFICER INFORMATION

The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

---------------------- --------------------------- ------------------------------ ------------------------------------
   OFFICER'S NAME,                                  TERM OF OFFICER AND LENGTH     PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS (1) AND AGE   POSITION(S) HELD WITH FUND         OF TIME SERVED                    PAST FIVE YEARS
---------------------- --------------------------- ------------------------------ ------------------------------------

---------------------- --------------------------- ------------------------------ ------------------------------------
Charles T. Cameron,    Vice President              Since 1996                     Director of Trading and Portfolio
48                                                                                Manager for the Adviser; Officer
                                                                                  of three other investment
                                                                                  companies advised by the Adviser.
---------------------- --------------------------- ------------------------------ ------------------------------------

---------------------- --------------------------- ------------------------------ ------------------------------------
Keith J. Carlson, 51   Chief Executive Officer     Since 2004                     President of the Adviser and Van
                       and President                                              Eck Securities Corporation
                                                                                  ("VESC"); Private Investor (June
                                                                                  2003-January 2004); Independent
                                                                                  Consultant, Waddell & Reed, Inc.
                                                                                  (December 2002-May 2003); Officer
                                                                                  of three other investment
                                                                                  companies advised by the Adviser.
---------------------- --------------------------- ------------------------------ ------------------------------------

---------------------- --------------------------- ------------------------------ ------------------------------------
Susan C. Lashley, 53   Vice President              Since 1998                     Vice President of the Adviser and
                                                                                  VESC; Officer of three other
                                                                                  investment companies advised by
                                                                                  the Adviser.

---------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Thomas K. Lynch, 51       Chief Compliance Officer    Since 2007                     Chief Compliance Officer of the
                                                                                     Adviser and Van Eck Absolute
                                                                                     Return Advisers Corporation
                                                                                     ("VEARA") (Since January 2007);
                                                                                     Vice President of the Adviser and
                                                                                     VEARA;  Treasurer and Officer of
                                                                                     three other investment companies
                                                                                     advised by the Adviser (April
                                                                                     2005-December 2006); Second Vice
                                                                                     President of Investment Reporting,
                                                                                     TIAA-CREF (January 1996-April
                                                                                     2005).
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Joseph J. McBrien, 59     Senior Vice President,      Since 2005                     Senior Vice President, General
                          Secretary and Chief Legal                                  Counsel and Secretary of the
                          Officer                                                    Adviser, VESC and VEARA (Since
                                                                                     December 2005); Managing Director,
                                                                                     Chatsworth Securities LLC (March
                                                                                     2001-November 2005); Officer of
                                                                                     three other investment companies
                                                                                     advised by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Alfred J. Ratcliffe,      Vice President and          Since 2006                     Vice President of the Adviser
60                        Treasurer                                                  (Since 2006); Vice President and
                                                                                     Director of Mutual Fund Accounting
                                                                                     and Administration, PFPC (March
                                                                                     2000-November 2006); Officer of
                                                                                     three other investment companies
                                                                                     advised by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Jonathan R. Simon, 33     Vice President and          Since 2006                     Vice President and Associate
                          Assistant Secretary                                        General Counsel of the Adviser
                                                                                     (Since 2006); Vice President and
                                                                                     Assistant Secretary of VEARA and
                                                                                     VESC (Since 2006); Associate,
                                                                                     Schulte Roth & Zabel (July
                                                                                     2004-July 2006); Associate, Carter
                                                                                     Ledyard & Milburn LLP (September
                                                                                     2001-July 2004); Officer of three
                                                                                     other investment companies advised
                                                                                     by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Bruce J. Smith, 53        Senior Vice President and   Since 1985                     Senior Vice President and Chief
                          Chief Financial Officer                                    Financial Officer of the Adviser;
                                                                                     Senior Vice President, Chief
                                                                                     Financial Officer, Treasurer and
                                                                                     Controller of VESC and VEARA;
                                                                                     Officer of three other investment
                                                                                     companies advised by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Derek S. van Eck(3), 43   Executive Vice President    Since 2004                     Director and Executive Vice
                                                                                     President of the Adviser, VESC and
                                                                                     VEARA; Director of Greylock
                                                                                     Capital Associates LLC; Officer of
                                                                                     three other investment companies
                                                                                     advised by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------

------------------------- --------------------------- ------------------------------ ------------------------------------
Jan F. van Eck(3), 44     Executive Vice President    Since 2005                     Director and Executive Vice
                                                                                     President of the Adviser;
                                                                                     Director, Executive Vice President
                                                                                     and Chief Compliance Officer of
                                                                                     VESC; Director and President of
                                                                                     VEARA; Director of Greylock
                                                                                     Capital Associates LLC; Trustee of
                                                                                     Market Vectors ETF Trust; Officer
                                                                                     of three other investment
                                                                                     companies advised by the Adviser.
------------------------- --------------------------- ------------------------------ ------------------------------------


------------------

(1) The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

(2)      Officers are elected yearly by the Trustees.

(3)      Messrs. Jan F. van Eck and Derek S. van Eck are brothers.


         The Board of the Trust met six times during the fiscal year ended December 31, 2007.

         The Board has an Audit Committee, consisting of three Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (an "Independent Trustee"). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board's oversight of the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent registered public accounting firm; and (v) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended December 31, 2007.


         The Board also has a Nominating and Corporate Governance Committee, consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) develop corporate governance guidelines for the Trust and the Board; (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Board of Trustees. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

                                                                AGGREGATE DOLLAR RANGE OF
                                                                EQUITY SECURITIES IN ALL
                                                             REGISTERED INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY SECURITIES   OVERSEEN BY TRUSTEE IN FAMILY OF
                            IN MARKET VECTORS ETF TRUST           INVESTMENT COMPANIES
NAME OF TRUSTEE              (AS OF DECEMBER 31, 2007)           (AS OF DECEMBER 31, 2007)
----------------------  -----------------------------------  ---------------------------------
                        $50,001 - $100,000                   $50,001 - $100,000
David H. Chow

R. Alastair Short       None                                 $10,001 - $50,000

Richard D. Stamberger   $10,001 - $50,000                    Over $100,000

Jan F. van Eck          $10,001 - $50,000                    Over $100,000

         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

REMUNERATION OF TRUSTEES

         The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

         The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2007. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.

----------------------------------- ------------------ ------------------ --------------------- ------------ ---------------
                                                                                                             TOTAL
                                                                                                             COMPENSATION
                                                                                                             FROM THE
                                                                          PENSION OR            ESTIMATED    TRUST AND THE
                                                                          RETIREMENT BENEFITS   ANNUAL       FUND
                                    AGGREGATE          DEFERRED           ACCRUED AS PART OF    BENEFITS     COMPLEX(1)
                                    COMPENSATION       COMPENSATION       THE TRUST'S           UPON         PAID TO
NAME OF TRUSTEE                     FROM THE TRUST     FROM THE TRUST     EXPENSES(2)           RETIREMENT   TRUSTEE(2)
----------------------------------- ------------------ ------------------ --------------------- ------------ ---------------
David H. Chow                       $         0        $    47,121        N/A                   N/A          $    47,121
R. Alastair Short                   $    40,000        $         0        N/A                   N/A          $    90,500
Richard D. Stamberger               $    26,250        $    10,024        N/A                   N/A          $   101,994
Jan F. van Eck(3)                   $         0        $         0        N/A                   N/A          $        0
----------------------------------- ------------------ ------------------ --------------------- ------------ ---------------

(1) The "Fund Complex" consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(2) Because the Funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)      "Interested person" under the 1940 Act.

                          PORTFOLIO HOLDINGS DISCLOSURE

         Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the "NSCC"), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

                          QUARTERLY PORTFOLIO SCHEDULE

         The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds' Form N-Q is available through the Funds' website, at WWW.VANECK.COM or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

                                 CODE OF ETHICS

         The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance
Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

         Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, PROVIDED that he or she obtains preclearance of the purchase and makes certain representations.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Funds'  proxy voting  record is  available  upon request and on the
SEC's website at http://www.sec.gov. Proxies for each Fund's portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

         The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds' website, at www.vaneck.com, or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016. The Funds' Form N-PX is also available on the SEC's website at WWW.SEC.GOV.

                                   MANAGEMENT

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management."

THE INVESTMENT MANAGER

         Van Eck Associates Corporation (the "Adviser") acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

         The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between Market Vectors--Gold Miners ETF and the Adviser (the "Gold Miners Investment Management Agreement") and pursuant to an investment management agreement between the Trust and the Adviser (the "Trust
Investment  Management  Agreement" and, together with the Gold Miners Investment
Management Agreement, the "Investment Management Agreements"). Under the Investment Management Agreements, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds' assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

         Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

COMPENSATION. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund's average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors--Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF), 0.65% (with respect to Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF and Market Vectors--Nuclear Energy ETF) and 0.69% (with respect to Market Vectors--Russia
ETF) of average daily net assets per year. The expenses excluded from the expense caps are: (a) legal fees pertaining to a Fund's Shares offered for sale;
(b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.


The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Fund's Fiscal years ended December 31, 2006 and 2007, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.



                                                                                               EXPENSES WAIVED OR ASSUMED
                                                              MANAGEMENT FEES                        BY THE ADVISER
                                                    PAID DURING THE FISCAL YEAR ENDED         DURING THE FISCAL YEAR ENDED
                                                   ------------------------------------   ------------------------------------
FUND                                               DECEMBER 31, 2006  DECEMBER 31, 2007   DECEMBER 31, 2006  DECEMBER 31, 2007
-------------------------------------------------  -----------------  -----------------   -----------------  -----------------
Market Vectors-Agribusiness ETF(1)                         N/A            $  509,538              N/A             $   -
Market Vectors-Coal ETF(2)                                 N/A                 N/A                N/A                N/A
Market Vectors-Environmental Services ETF(3)            $ 42,742            $155,589           $ 73,815           $ 97,596
Market Vectors-Gaming ETF(4)                               N/A                 N/A                N/A                N/A
Market Vectors-Global Alternative Energy ETF(5)            N/A            $  290,571              N/A             $ 49,312
Market Vectors-Gold Miners ETF(6)                       $784,673          $3,778,313           $204,756           $343,114
Market Vectors-Nuclear Energy ETF(7)                       N/A            $  161,817              N/A             $ 20,143
Market Vectors-Russia ETF(8)                               N/A            $  815,023              N/A             $ 19,360
Market Vectors-Steel EFT(3)                             $ 45,335          $  614,615           $ 73,555           $ 93,890

---------------
1 Commenced operations on August 31, 2007.
2 Commenced operations on January 11, 2008.
3 Commenced operations on October 10, 2006.
4 Commenced operations on January 23, 2008.
5 Commenced operations on May 3, 2007.
6 Commenced operations on May 16, 2006.
7 Commenced operations on August 13, 2007.
8 Commenced operations on April 24, 2007.


TERM. Each Investment Management Agreement continues in effect until the next in-person meeting of the Board, which is expected to be held on or before June 30, 2008. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

LEGAL INVESTIGATIONS AND PROCEEDINGS. In July 2004, Van Eck Associates Corporation ("VEAC") received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC's response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust, the Board of Trustees of the funds will determine the amount of restitution that should be made to a fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.


THE ADMINISTRATOR

         Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to Market Vectors--Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

CUSTODIAN AND TRANSFER AGENT


         The Bank of New York ("The Bank of New York") serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds' assets. The Bank of New York serves as each Fund's transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, except for Market Vectors--Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from Market Vectors--Gold Miners ETF to The Bank of New York for providing fund accounting services to Market Vectors--Gold Miners ETF.


THE DISTRIBUTOR

         Van Eck Securities Corporation (the "Distributor") is the principal underwriter and distributor of Shares. Its principal address is 99 Park Avenue, New York, New York 10016 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the

Trust which will continue from its effective date unless terminated by either party upon 60 days' prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under "Creation and Redemption of Creation Units--Procedures for Creation of Creation Units." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

         The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

         The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE PORTFOLIO MANAGERS


         The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund's portfolio are Hao-Hung (Peter) Liao and Edward M. Kuczma, Jr. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Mr. Liao also serves as investment analyst for the Worldwide Absolute Return Fund ("WARF"), a series of The Van Eck Worldwide Insurance Trust, a registered investment company, where his role includes manager review, performance attribution, changes in manager mandates and risk management, and as a portfolio manager of WARF which as of April 8, 2008 had $8,105,690 in assets. Mr. Kuczma has been employed by the Adviser since January of 2004. Prior to Mr. Kuczma's current role of investment analyst, he worked from January 2004 to June 2004 in Portfolio Administration for the Adviser. After serving as a fund administrator for international portfolios, Mr. Kuczma became an analyst for emerging market companies. He also serves on a committee that reviews managers and changing mandates for WARF. Mr. Kuczma attended Georgetown University from 1999 to 2003. Messrs. Liao and Kuczma serve as portfolio managers of eleven funds of the Trust, which as of April 18, 2008 had $5,719,470,670 in assets. Other than the eleven funds of the Trust, Messrs. Liao and Kuczma do not manage any other registered investment companies, pooled investment vehicles or other accounts. Messrs. Liao and Kuczma have served as the portfolio managers of each Fund since its inception.

         Although the Funds in the Trust that are managed by Messrs. Liao and Kuczma may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of eleven funds of the Trust and WARF presents a material conflict of interest for Messrs. Liao and Kuczma or the Adviser.


PORTFOLIO MANAGER COMPENSATION

         The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the

Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

PORTFOLIO MANAGER SHARE OWNERSHIP

         As of the date of this SAI, the dollar range of Shares of the Funds beneficially owned by Mr. Kuczma and Mr. Liao was $5-$50,000 and $5-$50,000, respectively. The portfolio holdings of Mr. Kuczma and Mr. Liao as of December 31, 2007 are shown below.

EDWARD M. KUCZMA, JR.                                                       DOLLAR RANGE
                                               ---------------------------------------------------------------------
                                                                     $50,001    $100,001
                                                $1 TO    $10,001 TO     TO          TO      $500,001 TO      OVER
FUND                                           $10,000    $50,000    $100,000    $500,000    $1,000,000   $1,000,000
----                                           -------   ----------  --------   ---------   -----------   ----------
Market Vectors--Agribusiness ETF                   X
Market Vectors--Coal ETF
Market Vectors--Environmental Services ETF
Market Vectors--Gaming ETF
Market Vectors--Global Alternative Energy ETF      X
Market Vectors--Gold Miners ETF                    X
Market Vectors--Nuclear Energy ETF                 X
Market Vectors--Russia ETF                         X
Market Vectors--Steel ETF

HAO-HUNG (PETER) LIAO                                                       DOLLAR RANGE
                                               ---------------------------------------------------------------------
                                                                     $50,001    $100,001
                                                $1 TO    $10,001 TO     TO          TO      $500,001 TO      OVER
FUND                                           $10,000    $50,000    $100,000    $500,000    $1,000,000   $1,000,000
----                                           -------   ----------  --------   ---------   -----------   ----------
Market Vectors--Agribusiness ETF                   X
Market Vectors--Coal ETF
Market Vectors--Environmental Services ETF         X
Market Vectors--Gaming ETF
Market Vectors--Global Alternative Energy
ETF
Market Vectors--Gold  Miners  ETF                   X
Market Vectors--Nuclear  Energy  ETF                X
Market Vectors--Russia ETF                          X
Market Vectors--Steel ETF


                             BROKERAGE TRANSACTIONS

         When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

         The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

         Portfolio  turnover  may vary  from  year to year,  as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See "Market Vectors--Agribusiness ETF--Principal Investment Objective and Strategies," "Market Vectors--Coal ETF--Principal Investment Objective and Strategies," "Market Vectors--Environmental Services ETF--Principal Investment Objective and Strategies," "Market Vectors--Gaming ETF--Principal Investment Objective and Strategies," "Market Vectors--Global Alternative Energy ETF--Principal Investment Objective and Strategies," "Market Vectors--Gold Miners ETF--Principal Investment Objective and Strategies," "Market Vectors--Nuclear Energy ETF--Principal Investment Objective and Strategies," "Market Vectors--Russia ETF--Principal Investment Objective and Strategies" and "Market Vectors--Steel ETF--Principal Investment Objective and Strategies" in the Funds' Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         The aggregate brokerage commissions paid by each Fund during the Fund's fiscal years ended December 31, 2006 and 2007, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.


                                                                              BROKERAGE COMMISSIONS
                                                                        PAID DURING THE FISCAL YEAR ENDED
                                                            ---------------------------------------------------------
FUND                                                             DECEMBER 31, 2006             DECEMBER 31, 2007
---------------------------------------------               ---------------------------     -------------------------
Market Vectors--Agribusiness ETF(1)                                      N/A                         $90,673
Market Vectors--Coal ETF(2)                                              N/A                           N/A
Market Vectors--Environmental Services ETF(3)                           $1,375                         $0
Market Vectors--Gaming ETF(4)                                            N/A                           N/A
Market Vectors--Global Alternative Energy ETF(5)                         N/A                         $3,414
Market Vectors--Gold Miners ETF(6)                                     $10,494                       $81,957
Market Vectors--Nuclear Energy ETF(7)                                    N/A                           $0
Market Vectors--Russia ETF(8)                                            N/A                        $167,208
Market Vectors--Steel ETF(3)                                             $157                        $1,452

---------------

1  Commenced operations of August 31, 2007.
2  Commenced operations on January 11, 2008.
3  Commenced operations of October 10, 2006.
4  Commenced operations on January 23, 2008.
5  Commenced operations of May 3, 2007.
6  Commenced operations on May 16, 2006.
7  Commenced operations on August 13, 2007.
8  Commenced operations on April 24, 2007.


                             BOOK ENTRY ONLY SYSTEM

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information--Buying and Selling Exchange-Traded Shares."

         DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the Amex and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.



                    CREATION AND REDEMPTION OF CREATION UNITS

GENERAL

         The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

         A "Business Day" with respect to the Funds is any day on which the Exchanges are open for business. As of the date of the Prospectus, the Exchanges observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

         The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting a replication of each Fund's benchmark Index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The "Dividend Equivalent Payment" enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

         The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the relevant Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund's respective benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (I.E., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market ("Market Purchases"). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust's acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

PROCEDURES FOR CREATION OF CREATION UNITS

         To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a "Participating Party," I.E., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see "Book Entry Only System"); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process ("Participant Agreement") (discussed below). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Units must be placed in multiples of 50,000 Shares (I.E., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the relevant Exchange ("Closing Time") (ordinarily 4:00 p.m., New York time) (3:00 p.m. for "Custom Orders" (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A "Custom Order" may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the "Transmittal Date." Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "--Placement of Creation Orders Using Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

         Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

         Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor's broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

         Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities ("Domestic Funds") (see "--Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see "--Placement of Creation Orders Outside Clearing Process--Domestic Funds" and "--Placement of Creation Orders Outside Clearing Process--Foreign Funds"). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the "Placement of Creation Orders Outside Clearing Process--Foreign Funds" and "Placement of Redemption Orders Outside Clearing Process--Foreign Funds" sections below shall operate.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

         Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

         The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a "regular way" manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS--DOMESTIC FUNDS

         Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third
(3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS--FOREIGN FUNDS

         A standard order must be placed by 4:00 p.m., New York time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 10:00 a.m., New York time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

         Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such net asset value as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

         Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

ACCEPTANCE OF CREATION ORDER

         The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

         A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the "cash in lieu" portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION OF CREATION UNITS

         Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See "Market Vectors--Agribusiness ETF--Principal Risks of Investing in
the Fund," "Market Vectors--Coal ETF--Principal Risks of Investing in the Fund," "Market Vectors--Environmental Services ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gaming ETF--Principal Risks of Investing in the Fund," "Market Vectors--Global Alternative Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Gold Miners ETF--Principal Risks of Investing in the Fund," "Market Vectors--Nuclear Energy ETF--Principal Risks of Investing in the Fund," "Market Vectors--Russia ETF--Principal Risks of Investing in the Fund"
and "Market Vectors--Steel  ETF--Principal Risks of Investing in the Fund"....in
the Prospectus.

         The Administrator, through NSCC, makes available immediately prior to the opening of business on the relevant Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

         The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

         Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., New York time (3:00 p.m. for Custom Orders for Domestic Funds and 10:00 a.m. for Foreign Funds) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a "regular way" manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS--DOMESTIC FUNDS

         Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

         After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS--FOREIGN FUNDS

         A standard order for redemption must be received by 4:00 p.m., New York time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 10:00 a.m., New York time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

         In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

         Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

            SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

                                                                                                  NUMBER OF
                                                        BEGINNING OF         END OF               DAYS IN
                                                        SETTLEMENT PERIOD    SETTLEMENT PERIOD    SETTLEMENT PERIOD

Argentina                                               03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8
                                                        03/19/08             03/27/08             8

China                                                   02/04/08             02/14/08             10
                                                        02/05/08             02/15/08             10
                                                        02/06/08             02/18/08             12
                                                        04/28/08             05/08/08             10
                                                        04/29/08             05/09/08             10
                                                        04/30/08             05/12/08             12
                                                        09/26/08             10/08/08             12
                                                        09/29/08             10/09/08             10
                                                        09/30/08             10/10/08             10

Croatia                                                 12/19/08             12/29/08             10
                                                        12/22/08             12/30/08             8
                                                        12/23/08             01/02/09             10

Czech Republic                                          12/19/08             12/29/08             10
                                                        12/22/08             12/30/08             8
                                                        12/23/08             12/31/08             8

Denmark                                                 03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8
                                                        03/19/08             03/27/08             8

Finland                                                 03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8
                                                        03/19/08             03/27/08             8

Indonesia                                               09/26/08             10/06/08             10
                                                        09/29/08             10/07/08             8
                                                        09/30/08             10/08/07             8

Japan                                                   12/26/08             01/05/09             10
                                                        12/29/08             01/06/09             8
                                                        12/30/08             01/07/09             8

Mexico                                                  03/14/08             03/24/08             10

Norway                                                  03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8
                                                        03/19/08             03/27/08             8

Philippines                                             12/24/08             01/02/09             9


Russia*                                                 12/26/07             01/08/08             13
                                                        12/27/07             01/09/08             13
                                                        12/28/07             01/10/08             13

Sweden                                                  03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8
                                                        03/19/08             03/27/08             8

Turkey                                                  12/04/08             12/12/08             8
                                                        12/05/08             12/15/08             10


Venezuela                                               03/14/08             03/24/08             10
                                                        03/17/08             03/25/08             8
                                                        03/18/08             03/26/08             8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.


         The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

                        DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction
with   the   section   in   the   Funds'   Prospectus   entitled    "Shareholder
Information--Determination of NAV."

         The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the relevant Exchange (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

         The value of the portfolio securities of each of the Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Nuclear Energy ETF and Market Vectors--Russia ETF is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its

NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's respective Index. This may adversely affect a Fund's ability to track its respective Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

         In computing each Fund's NAV, the Fund's securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security's fair value as determined in good faith in accordance with the Fund's Fair Value Pricing Procedures which are approved by the Board of Trustees.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction
with  the  section  in  the  Prospectus  entitled   "Shareholder   Information--
Distributions."

GENERAL POLICIES

         Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

         Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

                          DIVIDEND REINVESTMENT SERVICE

         No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

                                 CONTROL PERSONS


         The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of March 31, 2008:

--------------------------------------------------------------------------------
MARKET VECTORS--AGRIBUSINESS ETF
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

BANK OF NEW YORK                                        14.29%
ONE WALL STREET
NEW YORK NY 10286

BROWN BROTHERS HARRIMAN CO                              11.08%
140 BROADWAY
NEW YORK NY 10005-1101

NATIONAL FINANCIAL SERVICES LLC                          9.68%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

MERRILL LYNCH CO INC                                     7.24%
4 WORLD FINANCIAL CTR
NEW YORK NY 10080

FIRST CLEARING LLC                                       6.45%
901 EAST BYRD ST 15TH FL
RICHMOND VA 23219

CHARLES SCHWAB CO INC                                    5.66%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
MARKET VECTORS--COAL ETF
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

MERRILL LYNCH CO INC                                    15.36%
4 WORLD FINANCIAL CTR
NEW YORK NY 10080

NATIONAL FINANCIAL SERVICES LLC                         11.25%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

BANK OF NEW YORK                                        11.14%
ONE WALL STREET
NEW YORK NY 10286

CHARLES SCHWAB CO INC                                    7.12%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

CITIGROUP INC                                            6.57%
399 PARK AVENUE
NEW YORK NY 10043

UBS FINANCIAL SERVICES INC                               6.44%
1285 AVENUE OF THE AMERICAS
NEW YORK NY 10019

TD AMERITRADE INC                                        5.29%
1005 N AMERITRADE PLACE
BELLEVUE NE 68005

--------------------------------------------------------------------------------
MARKET VECTORS--ENVIRONMENTAL SERVICES ETF
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

MERRILL LYNCH CO INC                                    20.51%
4 WORLD FINANCIAL CTR
NEW YORK NY 10080

BANK OF NEW YORK                                        10.91%
ONE WALL STREET
NEW YORK NY 10286

CITIGROUP INC                                            8.72%
399 PARK AVENUE
NEW YORK NY 10043

NATIONAL FINANCIAL SERVICES LLC                          7.89%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

CHARLES SCHWAB CO INC                                    7.30%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

TIMBER HILL LLC                                          7.12%
ONE PICKWICK PLAZA
GREENWICH CT 06830

TD AMERITRADE INC                                        5.71%
1005 N AMERITRADE PLACE
BELLEVUE NE 68005

SWISS AMERICAN SECURITIES INC                            5.05%
1001 PENNSYLVANIA AVENUE NW
SUITE 800
WASHINGTON DC 20004-2505

--------------------------------------------------------------------------------
MARKET VECTORS--GAMING ETF
--------------------------------------------------------------------------------


                                                    PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

GOLDMAN SACHS CO                                        51.82%
85 BROAD STREET
NEW YORK NY 10004

NATIONAL FINANCIAL SERVICES LLC                         11.91%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

BANK OF NEW YORK                                         8.09%
ONE WALL STREET
NEW YORK NY 10286

CHARLES SCHWAB CO INC                                    5.03%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------
MARKET VECTORS--GLOBAL ALTERNATIVE ENERGY ETF
--------------------------------------------------------------------------------

                                                    PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

NATIONAL FINANCIAL SERVICES LLC                         11.85%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

BANK OF NEW YORK                                        11.02%
ONE WALL STREET
NEW YORK NY 10286

CHARLES SCHWAB CO INC                                    7.74%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

CITIGROUP INC                                            7.42%
399 PARK AVENUE
NEW YORK NY 10043

BROWN BROTHERS HARRIMAN CO                               7.20%
140 BROADWAY
NEW YORK NY 10005-1101

MERRILL LYNCH CO INC                                     6.13%
4 WORLD FINANCIAL CTR
NEW YORK NY 10080

--------------------------------------------------------------------------------
MARKET VECTORS--GOLD MINERS ETF
--------------------------------------------------------------------------------

                                                     PERCENTAGE OF
NAME AND ADDRESS OF                                    CLASS OF
BENEFICIAL OWNER                                      FUND OWNED
----------------                                      ----------

BANK OF NEW YORK                                        13.72%
ONE WALL STREET
NEW YORK NY 10286

CHARLES SCHWAB CO INC                                    8.93%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

NATIONAL FINANCIAL SERVICES LLC                          8.90%
200 LIBERTY STREET - NY4F
NEW YORK NY  10281

BROWN BROTHERS HARRIMAN CO                               7.93%
140 BROADWAY
NEW YORK NY  10005-1101

MERRILL LYNCH CO INC                                     7.49%
4 WORLD FINANCIAL CTR
NEW YORK NY  10080

GOLDMAN SACHS CO                                         6.21%
85 BROAD STREET
NEW YORK NY 10004

--------------------------------------------------------------------------------
MARKET VECTORS--NUCLEAR ENERGY ETF
--------------------------------------------------------------------------------

CITIGROUP INC                                           12.35%
399 PARK AVENUE
NEW YORK NY 10043

NATIONAL FINANCIAL SERVICES LLC                          9.53%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

CHARLES SCHWAB CO INC                                    8.96%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

BANK OF NEW YORK                                         8.05%
ONE WALL STREET
NEW YORK NY 10286

BROWN BROTHERS HARRIMAN CO                               7.11%
140 BROADWAY
NEW YORK NY 10005-1101

SWISS AMERICAN SECURITIES INC                            6.27%
1001 PENNSYLVANIA AVENUE NW
SUITE 800
WASHINGTON DC 20004 2505

TD AMERITRADE INC                                        5.61%
1005 N AMERITRADE PLACE
BELLEVUE NE 68005

BANK OF AMERICA CORP                                     5.05%
BANK OF AMERICA CORPORATE CENTER
100 N TRYON ST
CHARLOTTE NC 28255

--------------------------------------------------------------------------------
MARKET VECTORS--RUSSIA ETF
--------------------------------------------------------------------------------

BANK OF NEW YORK                                        24.84%
ONE WALL STREET
NEW YORK NY 10286

BROWN BROTHERS HARRIMAN CO                              11.02%
140 BROADWAY
NEW YORK NY 10005-1101

CITIGROUP INC                                            8.90%
399 PARK AVENUE
NEW YORK NY 10043

NATIONAL FINANCIAL SERVICES LLC                          8.69%
200 LIBERTY STREET - NY4F
NEW YORK NY 10281

STATE STREET CORPORATION                                 5.43%
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON MASSACHUSETTS 02111

--------------------------------------------------------------------------------
MARKET VECTORS--STEEL ETF
--------------------------------------------------------------------------------

NATIONAL FINANCIAL SERVICES LLC                         17.87%
200 LIBERTY STREET - NY24F
NEW YORK NY 10281

BANK OF NEW YORK                                        12.98%
ONE WALL STREET
NEW YORK NY 10286

CHARLES SCHWAB CO INC                                   11.41%
120 KEARNY STREET
MS:SF120KNY-12-345
SAN FRANCISCO CA 94104

CITIGROUP INC                                            7.16%
399 PARK AVENUE
NEW YORK NY 10043

MERRILL LYNCH CO INC                                     6.96%
4 WORLD FINANCIAL CTR
NEW YORK NY 10080

TD AMERITRADE INC                                        6.13%
1005 N AMERITRADE PLACE
BELLEVUE NE 68005

-------------------------------------------------------------------- --------------------

-------------------------------------------------------------------- --------------------

                                      TAXES

         The  following  information  also  supplements  and  should  be read in
conjunction   with  the  section  in  the   Prospectus   entitled   "Shareholder
Information--Tax Matters."

         Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

         Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to
Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Creation and Redemption of Creation Units--Procedures for Creation of Creation Units."

         Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

         In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

         Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund invests in forward foreign currency exchange contracts, structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

         Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

         A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

         Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

         Distributions reinvested in additional Fund Shares through the means of the service (see "Dividend Reinvestment Service") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, PROVIDED that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above. Distributions attributable to gains from "U.S. real property interests," including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders' U.S. federal income tax liabilities, and may entitle them to a refund, PROVIDED that the required information is timely furnished to the Internal Revenue Service.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

         Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

         The Trust currently is comprised of twenty-one investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

         Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

         Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

         The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust's Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust's distributions.

         Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 99 Park Avenue, 8th Floor, New York, New York 10016.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust and has passed upon the validity of each Fund's Shares.

         Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust's independent registered public accounting firm and audits the Funds' financial statements and performs other related audit services.

APPENDIX A


                      VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

         RESOLVING MATERIAL CONFLICTS OF INTEREST

    o A "material conflict" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

    o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

         Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

         Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

         The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

         Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

         REASONABLE RESEARCH EFFORTS

         When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

         VOTING CLIENT PROXIES

         o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

         o    The  portfolio   manager  or  analyst  covering  the  security  is
              responsible for making voting decisions.

         o    Portfolio  Administration,   in  conjunction  with  the  portfolio
              manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

         CLIENT INQUIRIES

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

         DISCLOSURE TO CLIENTS

         o    Notification of Availability of Information Client Brochure.

The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

         o Availability of Proxy Voting Information at the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.


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

         RECORDKEEPING REQUIREMENTS

         o VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

                   -    proxy statements received;

                   -    identifying number for the portfolio security;

                   -    shareholder meeting date;

                   -    brief identification of the matter voted on;

                   - whether the vote was cast on the matter and how the vote was cast;

                   -    how the vote was cast (E.G., for or against proposal, or
                        abstain;   for  or   withhold   regarding   election  of
                        directors);

                   - records of written client requests for information on how VEAC voted proxies on behalf of the client;

                   - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

                   - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

         o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

         o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

         o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

         PROXY VOTING GUIDELINES

I.       GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.      OFFICERS AND DIRECTORS

         A.   THE BOARD OF DIRECTORS

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

         o    long-term corporate performance record relative to a market index;

         o    composition of board and key board committees;

         o    nominee's investment in the company;

         o    whether a retired CEO sits on the board; and

         o    whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

         o    corporate governance provisions and takeover activity;

         o    board decisions regarding executive pay;

         o    director compensation;

         o    number of other board seats held by nominee; and

         o    interlocking directorships.

         B.   CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

         C.   MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

         D.   STOCK OWNERSHIP REQUIREMENTS

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

         E.   TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

         F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote  on  a  case-by-case  basis  proposals   concerning  director  and  officer
indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

         G.   DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

         o long-term financial performance of the target company relative to its industry;

         o    management's track record;

         o    background to the proxy contest;

         o    qualifications of director nominees (both slates);

         o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

         o    stock ownership positions.

         H.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

         I.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

         J.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.     PROXY CONTESTS

         A.   REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.      AUDITORS

         B.   RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.       SHAREHOLDER VOTING AND CONTROL ISSUES

         A.   CUMULATIVE VOTING

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

         B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

         C.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

         D.   POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

         E.   FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

         F.   GREENMAIL

Generally,   vote  for  proposals  to  adopt  anti-greenmail  charter  or  bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

         G.   UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

         H. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

         I.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

         J.   WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

         K.   CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

         L.   EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

         M.   BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

         N.   SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.      CAPITAL STRUCTURE

         A.   COMMON STOCK AUTHORIZATION

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

         B.   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

         C.   REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

         D.   BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

         E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

         F.   ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

         G.   PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

         H.   DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

         o    Dilution  -  How  much  will   ownership   interest   of  existing
              shareholders be reduced, and how extreme will dilution to any future earnings be?

         o Change In Control - Will the transaction result in a change in control of the company?

         o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

         Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

         I.   SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.     EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.    COMPENSATION PROPOSALS

         A.   AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

         B.   AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features.

         C.   AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

         D.   AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

         E.   APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

         F.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

         G.   GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

         H.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding Shares).

         I.   401(K) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.      STATE OF INCORPORATION

         A.   VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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

         B.   VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

X.       MERGERS AND CORPORATE RESTRUCTURINGS

         A.   MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

         o    anticipated financial and operating benefits;

         o    offer price (cost vs. premium);

         o    prospects of the combined companies;

         o    how the deal was negotiated; and

         o changes in corporate governance and their impact on shareholder rights.

         B.   CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

         C.   SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

         D.   ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

         E.   LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

         F.   APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

         G.   CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.

XI.      MUTUAL FUND PROXIES

         A.   ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

         B.   INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

         C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

         D.   DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.     SOCIAL AND ENVIRONMENTAL ISSUES

In  general  we  vote  on  a  case-by-case   basis  on  shareholder  social  and
environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases,  however,  we vote for  disclosure  reports that seek  additional
information,   particularly  when  it  appears  companies  have  not  adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

         o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

         o    the percentage of sales, assets and earnings affected;

         o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company--specific action;

         o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

         o whether the company's analysis and voting recommendation to shareholders is persuasive;

         o    what other companies have done in response to the issue;

         o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

         o whether the subject of the proposal is best left to the discretion of the board.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS:

(a)      Amended and Restated Declaration of Trust.*
(b)      Bylaws of the Trust.*
(c)      Not applicable.
(d)(1) Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors--Gold Miners
         ETF).*
(d)(2) Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors--Gold Miners ETF).***
(e)(1) Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**
(e)(2)   Form of Participant Agreement.*
(f)      Not applicable.
(g)      Form of  Custodian  Agreement  between  the  Trust  and The Bank of New
         York.*
(h)(1) Form of Fund Accounting Agreement between the Trust and The Bank of New York.*
(h)(2) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*
(h)(3) Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*
(i)(1) Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors-- Environmental Services ETF, Market Vectors--Gold Miners ETF and Market Vectors--Steel ETF).***
(i)(2)   Opinion   of   Clifford   Chance  US  LLP  (with   respect   to  Market
         Vectors--Global  Alternative  Energy  ETF  and  Market  Vectors--Russia
         ETF).****
(i)(3) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Global Agribusiness ETF and Market Vectors--Global Nuclear Energy ETF).*****
(i)(4) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Lehman Brothers Intermediate Municipal ETF, Market Vectors--Lehman Brothers Long Municipal ETF, Market Vectors--Lehman Brothers 1-5 Year Municipal ETF, Market Vectors--Lehman Brothers
         Non-Investment Grade Municipal ETF, Market Vectors--Lehman Brothers California Municipal ETF and Market Vectors--Lehman Brothers New York Municipal ETF).*******
(i)(5) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Coal ETF and Market Vectors--Gaming ETF).+
(i)(6) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Lehman Brothers AMT-Free Massachusetts Municipal Index ETF, Market Vectors--Lehman Brothers AMT-Free New Jersey Municipal Index ETF, Market Vectors--Lehman Brothers AMT-Free Ohio Municipal Index ETF and Market Vectors--Lehman Brothers AMT-Free Pennsylvania Municipal Index ETF).++
(i)(7)   Consent of Clifford Chance US LLP.++++
(i)(8) Opinion of Clifford Chance US LLP (with respect to Market Vectors--Hard Assets ETF and Market Vectors--Solar Energy ETF). +++
(j)(1) Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF). ++++
(k)      Not applicable.
(l)      Not applicable.
(m)      Not applicable.
(n)      Not applicable.
(o)      Not applicable.

(p)(1)   Code of Ethics.***

-------------
* Incorporated by the reference to the Registrant's Registration Statement filed on April 28, 2006.
** Incorporated by reference to the Registrant's Registration Statement filed on May 11, 2006.
*** Incorporated by reference to the Registrant's Registration Statement filed on October 6, 2006.
**** Incorporated by reference to the Registrant's Registration Statement filed on April 9, 2007.
***** Incorporated by reference to the Registrant's Registration Statement filed on April 27, 2007.
****** Incorporated by reference to the Registrant's Registration Statement filed on July 30, 2007.
******* Incorporated by reference to the Registrant's Registration Statement filed on November 2, 2007.
+ Incorporated by reference to the Registrant's Registration Statement filed on December 31, 2007.
++ Incorporated by reference to the Registrant's Registration Statement filed on February 15, 2008.
+++ Incorporated by reference to the Registrant's Registration Statement filed on April 21, 2008.
++++     Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25.  INDEMNIFICATION

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the "Covered Persons") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered
Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Article XII of the Trust's Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or
(b) above and to any employee or agent of the Trust or a predecessor of the Trust; PROVIDED that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the

Trustee's service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

See "Management" in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a)  Van Eck Securities  Corporation is the Trust's principal  underwriter.
          Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of three series: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold
          Fund);  Worldwide  Insurance Trust (which is comprised of five series:
          Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund); and Van Eck Funds, Inc. (which has one series, Mid Cap Value Fund).

     (b) The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

          NAME AND PRINCIPAL           POSITIONS AND
          BUSINESS ADDRESS             OFFICES WITH UNDERWRITER
          ----------------------       ---------------------------------------
          Keith J. Carlson             President
          99 Park Avenue
          New York, NY  10016

          Susan Lashey                 Vice President
          99 Park Avenue
          New York, NY  10016

          Joseph McBrien               Senior Vice President, General Counsel
          99 Park Avenue               and Secretary
          New York, NY  10016

          Peter Moeller                Senior Vice President
          99 Park Avenue
          New York, NY  10016

          Jonathan R. Simon            Vice President and Associate General
          99 Park Avenue               Counsel
          New York, NY  10016

          Bruce J. Smith               Senior Vice President, Chief Financial
          99 Park Avenue               Officer, Treasurer and Controller
          New York, NY  10016

          NAME AND PRINCIPAL           POSITIONS AND
          BUSINESS ADDRESS             OFFICES WITH UNDERWRITER
          ----------------------       ---------------------------------------

          Jan F. van Eck               Director, Executive Vice President and
          99 Park Avenue               Chief Compliance Officer
          New York, NY  10016

          Derek S. van Eck             Director and Executive Vice President
          99 Park Avenue
          New York, NY  10016


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 to the Registration Statement No. 811-10325 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of April 2008.


                                  MARKET VECTORS ETF TRUST

                                  By: /s/ Keith J. Carlson*
                                      -----------------------------------------
                                      Keith J. Carlson
                                      President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*                Trustee                        April 25, 2008
-----------------------------
David H. Chow


/s/ R. Alastair Short*            Trustee                        April 25, 2008
-----------------------------
R. Alastair Short


/s/ Richard D. Stamberger*        Trustee                        April 25, 2008
-----------------------------
Richard D. Stamberger


/s/ Jan F. van Eck*               Trustee                        April 25, 2008
-----------------------------
Jan F. van Eck

                                  President and                  April 25, 2008
/s/ Keith J. Carlson*             Chief Executive Officer
-----------------------------
Keith J. Carlson


/s/ Bruce J. Smith*               Chief Financial Officer        April 25, 2008
-----------------------------
Bruce J. Smith


*By: /s/ Jonathan R. Simon
     ------------------------
     Jonathan R. Simon
     Attorney-in-Fact

                                  EXHIBIT INDEX

(i)(7)   Consent of Clifford Chance US LLP.
(j)(1) Consent of Ernst & Young, independent registered public accounting firm (with respect to Market Vectors--Agribusiness ETF, Market Vectors--Coal ETF, Market Vectors--Environmental Services ETF, Market Vectors--Gaming ETF, Market Vectors--Global Alternative Energy ETF, Market Vectors--Gold Miners ETF, Market Vectors--Nuclear Energy ETF, Market Vectors--Russia ETF and Market Vectors--Steel ETF).